Exhibit (c)(10)

Strictly Private and Confidential July 16, 2014 Citigroup Corporate & Investment Banking | Global Energy Group Discussion Materials

Preliminary – Subject to Further Revision Confidential Material The following pages contain material provided to the Board of Directors of Kinder Morgan, Inc. (the “Company”) by Citigroup Global Markets Inc. (“Citi”) in connection with the potential transaction involving the Company; Kinder Morgan Energy Partners, L.P. (“KMP”); Kinder Morgan Management, LLC (“KMR”); and El Paso Pipeline Partners, L.P. (“EPB”). The accompanying material was compiled or prepared on a confidential basis solely for the use of the Board of Directors of the Company and not with a view toward public disclosure under any securities laws or otherwise. The information contained in the accompanying material was obtained from the Company and other sources. Any estimates and projections contained herein have been prepared or adopted by management of the Company, obtained from public sources, or are based upon such estimates and projections, and involve numerous and significant subjective determinations, and there is no assurance that such estimates and projections will be realized. Citi does not take responsibility for such estimates and projections, or the basis on which they were prepared. No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. In preparing the accompanying material, Citi assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with Citi and upon the assurances of the management of the Company that they are not aware of any relevant information that has been omitted or that remains undisclosed to Citi. The accompanying material was not prepared for use by readers not as familiar with the Company and KMP, KMR, and EPB as the Board of Directors of the Company and, accordingly, neither the Company nor Citi nor their respective legal or financial advisors or accountants take any responsibility for the accompanying material if used by persons other than the Board of Directors of the Company. The accompanying material is necessarily based upon information available to Citi, and financial, stock market and other conditions and circumstances existing and disclosed to Citi, as of the date of the accompanying material. Citi does not have any obligation to update or otherwise revise the accompanying material. Nothing contained herein shall be construed as legal, tax or accounting advice. The accompanying material is preliminary only and is subject to updates, additions, modifications or other changes, which may be material, prior to the finalization, if any, of the potential transaction. 1

Table of Contents 1. Situation Overview 2 2. Overview of the Proposal A. Overview 6 B. Pro Forma Valuation Benchmarking 10 C. Shareholder Analysis 13 Appendix A. Financial Projections 21 B. Pro Forma Financial Impacts 24 C. Precedent Transactions 28 D. Shareholder Analysis 31

1. Situation Overview

Preliminary – Subject to Further Revision Relative Trading Overview Source: FactSet. Market data as of 7/14/14. (1) KMI Peer Index includes ENLC, PAGP, TRGP, WMB, OKE and SE. (2) KMP Peer Index includes EPD, ETP, WPZ, PAA, OKS, SEP and EEP. (3) EPB Peer Index includes BWP, EQM, TCP, MEP, TEP and QEPM. KMI KMP EPB (1) (2) (3) Relative Price Performance Current Yield 2 EPB EPB Peers 1-Year 80.8% 134.1% 3-Year 102.0% 144.7% 5-Year 199.6% 193.7% KMP KMP Peers 1-Year 92.4% 113.1% 3-Year 110.5% 148.8% 5-Year 156.8% 233.1% 50% 100% 150% 200% 250% 7/13/2009 7/13/2010 7/13/2011 7/13/2012 7/13/2013 7/14/2014 KMP Peers KMP 233% 157% 1.8% 1.9% 2.3% 2.9% 3.1% 3.4% 4.7% ENLC TRGP PAGP WMB SE OKE KMI 3.7% 4.1% 4.3% 5.2% 6.1% 6.6% 6.7% 6.8% EPD SEP PAA OKS EEP ETP WPZ KMP KMI KMI Peers 1-Year 89.8% 155.9% 3-Year 127.7% 198.9% 50% 100% 150% 200% 250% 7/13/2009 7/13/2010 7/13/2011 7/13/2012 7/13/2013 7/14/2014 EPB Peers EPB 194% 200% 2.0% 2.2% 3.6% 4.2% 5.6% 6.3% 7.3% EQM BWP TEP QEPM MEP TCP EPB 250% 200% 150% 100%50% 2/11/2011 10/18/2011 6/24/2012 3/1/2013 11/6/2013 7/14/2014

Pro Forma KMI Market Positioning

Preliminary – Subject to Further Revision

Based on current market conditions and taking into account the assumed pro forma financial metrics of the proposed transaction, our current view is that the pro forma entity could be valued based on a yield of approximately 4.5%[1]

Opportunities

- Potential for value uplift / yield improvement with limited downside
- Significant accretion and enhanced growth rate to combined company's shareholders
- Greater structural flexibility around potential strategic alternatives
- Simplification of Kinder Morgan structure
- Enhanced access to equity capital
- KMI generates significant income tax shield

Considerations

- Pro Forma leverage and future capital structure flexibility
- Impact of announced growth rate relative to asset base
- Market anticipation of further restructurings / questions of "what's next?"
- KMI eliminates promote structure
- Tax structure
- Potential near to medium term shareholder churn

	Stand Alone	Pro Forma	
KMI DCF			
	$39.11 - $51.31	$38.92 - $51.03	Excludes Step-Up
		43.90 - 56.55	Includes Step-Up
2-Year Dividend / Distribution CAGR[4]			
KMP	5.3%	10.0%	
EPB	2.5		
KMI	5.8		
2015E Yield / Price			
KMP	7.2% / $80.79	4.5% - 4.75% / $42.11 - $44.44	
EPB	7.3 / 35.74		
KMI	5.1 / 35.97		



Public Unitholders
KMI
Public Unitholders
Public Unitholders
2% GP Interest
100% IDRs
40.0% LP Interest (2)
2% GP Interest
100% IDRs
8.1% LP Interest (2)
60.0% LP Interest (2)
91.9% LP Interest (2)
13% Interest
EPB
KMR
KMP

	KMI	EPB	KMP
Current Price	$35.97	$35.74	$80.79
Firm Value ($B)	$47.2	$16.5[3]	$93.8[3]
2015E Debt / 2015E EBITDA (x)	3.3x	4.3x	3.8x
2015E Yield	5.1%	7.3%	7.2%
FV / 2015E EBITDA (x)	15.6x	13.3x	14.3x
Price / 2015 DCF (x)	19.5	13.6	14.1
Expected Total Return	10.5%	9.7%	12.1%



Public Unitholders
KMI

	PF KMI @ 4.75%	PF KMI @ 4.5%
Implied Current Price	$42.11	$44.44
Firm Value ($B)	$131.2	$136.2
2015E Debt / 2015E EBITDA (x)	5.7x	5.7x
2015 Yield	4.75%	4.50%
FV / 2015E EBITDA (x)	16.3x	17.0x
Price / 2015 DCF (x)	18.8	19.9
Expected Total Return	14.8%	14.5%

Source: Kinder Morgan management, company filings and FactSet. Market data as of 7/14/14.

(1) Citi is not providing any opinion regarding, or any assurance or prediction of, any future trading value. The trading value of the pro forma entity will vary depending on many factors, including market conditions and financial performance, and the effect of such factors could be material.

(2) Based on estimated unit ownership as of 12/31/14.

(3) Calculated as market value of equity plus net debt, minority interests and implied GP value. See page 6 for additional detail.

(4) Based on 2015E – 2017E dividends / distributions.

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Preliminary – Subject to Further Revision Selected Public Companies Overview GP / MLP GP Yield GP Distribution CAGR(1) GP Firm Value(3) Debt Ratio(4) Expected Total Return(2) Source: Kinder Morgan management, Factset and Wall Street Research. Market data as of 7/14/2014. (1) GP Distribution CAGR calculated using 2014E-2016E expected distributions. (2) Total return defined as Current Yield plus two year distribution CAGR. (3) Unconsolidated firm value. (4) Unconsolidated debt divided by indicative LP/GP/IDR cash flows plus EBITDA from non-MLP assets. Current 2015E R2 = 62.7% R2 = 51.7% 4 25.7% 24.7% 13.6% 24.5% 10.0% 3.1% 25.2% 23.7% 20.3% 19.4% 9.0% 12.3% 5.8% 0.0x 2.9x 4.8x 2.1x 0.0x 0.3x 0.0x 0.5x 1.1x 1.3x 4.4x 1.9x 3.4x 1.6% 2.5% 3.8% 4.3% 5.0% 5.5% 1.8% 1.9% 2.3% 2.9% 3.1% 3.4% 4.7% 27.3% 27.2% 17.3% 28.8% 15.0% 8.6% 27.0% 25.6% 22.6% 22.4% 12.2% 15.6% 10.5% $12,969 $34,336 $3,231 $2,448 $4,056 $1,700 $6,711 $5,973 $18,772 $41,754 $37,110 $14,925 $47,234 2.4% 3.3% 4.2% 6.1% 5.7% 5.7% 2.7% 2.5% 3.0% 4.1% 3.4% 3.9% 5.1%

Preliminary – Subject to Further Revision Preliminary KMI Standalone Valuation Sum-of-the-Parts Analysis ($ in millions, except per share amounts) DCF Analysis ($ in millions, except per share amounts) (2) Source: Kinder Morgan management projections. Note: Diluted Shares Outstanding, Cash & Equivalents and Total Debt as of year end 2014, per Kinder Morgan management projections. Minority Interest as of 3/31/14, per company filings. (1) Represents discounted value of dividends per share at 1/1/2015. (2) Terminal Value represents 63.5 – 69.9% of NPV. 5 Terminal Yield 5.50% 5.00% 4.50% PV of Terminal Value $28.67 $31.53 $35.04 Cost of Equity Implied KMI Equity Value per Share (1) 7.50% $44.79 $47.73 $51.31 8.50% 41.83 44.53 47.82 9.50% 39.11 41.59 44.63 Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2023E KMP LP Distributions $161 $171 $178 $192 $220 Sale of KMR PIK Distributions 95 101 106 114 130 KMP GP / IDRs 2,173 2,497 2,791 3,205 4,364 Total KMP / KMR Distributions $2,429 $2,769 $3,075 $3,511 $4,714 EPB LP Distributions $241 $241 $253 $258 $307 EPB GP / IDRs 239 247 290 306 468 Total EPB Distributions $481 $488 $544 $564 $775 Plus: EPC Pipelines EBITDA $224 $204 $215 $215 $215 Less: Maintenance Capex (68) (64) (66) (66) (66) Less: G&A / Corporate (32) (33) (34) (35) (34) Less: Interest (509) (540) (612) (616) (619) Less: Taxes (619) (709) (933) (1,222) (1,694) Cash Available for Dividend $1,907 $2,114 $2,188 $2,351 $3,289 Cash Available per Share $1.84 $1.99 $2.06 $2.21 $3.09 Dividend Coverage 1.00x 1.00x 1.00x 1.00x 1.00x Dividend per Share $1.84 $1.99 $2.06 $2.21 $3.09 Growth % 7.0% 8.2% 3.5% 7.3% 7.1% LP Unit Value Units Held Research Target Price Range Value Range KMP 27.601 x $70.00 - $93.00 = $1,932 - $2,567 KMR 15.935 x 66.00 - 92.00 = 1,052 - 1,466 EPB 92.844 x 32.00 - 36.00 = 2,971 - 3,342 GP / IDR Distributions 2014E Distributions Indicative Multiple Range Value Range KMP $1,940 x 17.0x - 23.0x = $32,979 - $44,619 EPB 232 x 17.0 - 23.0 = 3,940 - 5,331 Other Assets 2014E EBITDA Indicative Multiple Range Value Range EPC Pipelines $272 x 9.0x - 12.0x = $2,449 - $3,265 Gross Asset Value $45,323 - $60,591 Less: Capitalized G&A / Corporate ($31) x 12.0x - 9.0x = ($372) - ($279) Implied Firm Value $44,951 $60,311 Less: Total Debt ($9,652) Less: Minority Interest (309) Plus: Cash & Equivalents 0 Total Implied Equity Value of KMI $34,990 - $50,351 KMI Shares Outstanding 1,036.229 Implied Equity Value per Share $33.77 - $48.59 Premium / (Discount) to Current (6.1%) - 35.1%

2. Overview of the Proposal

A. Overview

Company Comparison

Preliminary – Subject to Further Revision

($mm, unless noted otherwise)	KINDER MORGAN		KINDER MORGAN			El Paso Pipeline Partners		
				Current	+10%		Current	+10%
Unit Price ($) as of 7/14/2014		$35.97		$80.79	$88.87		$35.74	$39.31
52-week high-low ($)		40.45 – 30.81		88.06 – 71.32	88.06 – 71.32		44.85 – 28.87	44.85 – 28.87
% of 52-week high		88.9%		91.7%	100.9%		79.7%	87.7%
Diluted Units Outstanding (mm)		1,036.229		473.268	473.268		217.827	217.827
Equity LP Market Value ($mm)		**$37,273.2**		**$38,235.3**	**$42,058.8**		**$7,785.1**	**$8,563.7**
Plus: Implied Market Value of GP(1)		–		32,899.6	32,899.6		3,969.6	3,969.6
Plus: Total Debt		9,651.6		22,622.9	22,622.9		4,820.9	4,820.9
Plus: Minority Interest		309.0		447.0	447.0		0.0	0.0
Less: Cash and Equivalents		0.0		(422.0)	(422.0)		(57.0)	(57.0)
Enterprise value ($mm)		**$47,233.7**		**$93,782.8**	**$97,606.4**		**$16,518.6**	**$17,297.1**
	Metric		***Metric***			***Metric***		
FV / 2014E EBITDA (x)	*$2,846.2*	16.6x	*$5,943.0*	15.8x	16.4x	*$1,197.9*	13.8x	14.4x
FV / 2015E EBITDA (x)	*3,033.7*	15.6	*6,561.2*	14.3	14.9	*1,239.7*	13.3	14.0
FV / 2016E EBITDA (x)	*3,362.9*	14.0	*7,490.9*	12.5	13.0	*1,249.3*	13.2	13.8
FV / 2017E EBITDA (x)	*3,733.9*	12.6	*8,191.4*	11.4	11.9	*1,441.1*	11.5	12.0
Current Yield (%)	*$1.68*	4.7%	*$5.52*	6.8%	6.2%	*$2.60*	7.3%	6.6%
2014E Yield (%)	*1.72*	4.8	*5.58*	6.9	6.3	*2.60*	7.3	6.6
2015E Yield (%)	*1.84*	5.1	*5.83*	7.2	6.6	*2.60*	7.3	6.6
2016E Yield (%)	*1.99*	5.5	*6.18*	7.6	7.0	*2.60*	7.3	6.6
2017E Yield (%)	*2.06*	5.7	*6.46*	8.0	7.3	*2.73*	7.6	6.9
Price / 2014 DCF (x)	*$1.72*	21.0x	*$5.57*	14.5x	16.0x	*$2.62*	13.6x	15.0x
Price / 2015 DCF (x)	*1.84*	19.5	*5.73*	14.1	15.5	*2.63*	13.6	14.9
Price / 2016 DCF (x)	*1.99*	18.1	*6.15*	13.1	14.5	*2.58*	13.8	15.2
Price / 2017 DCF (x)	*2.06*	17.5	*6.43*	12.6	13.8	*2.78*	12.8	14.1
2014E Coverage		1.00x		1.00x	1.00x		1.01x	1.01x
2015E Coverage		1.00		0.98	0.98		1.02	1.02
2016E Coverage		1.00		0.99	0.99		0.99	0.99
2017E Coverage		1.00		0.99	0.99		1.03	1.03
Debt / 2014E EBITDA (x)		3.4x		3.8x	3.8x		4.0x	4.0x

Source: FactSet, Public Filings and Kinder Morgan management projections. Market data as of 7/14/2014.
Note: Diluted Shares Outstanding, Cash & Equivalents and Total Debt as of year end 2014, per Kinder Morgan management projections. Minority Interest as of 3/31/14, per company filings.
(1) Firm value of public GP less value of LP units held by GP and value of other operations, allocated proportionally by contribution of GP / IDR distributions.

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Summary of the Proposal

Preliminary – Subject to Further Revision

Assumptions[1]

- Transaction date 1/1/2015
- KMI buys all KMP, KMR and EPB units / shares not currently held
  - KMP – 10% premium to current unit price ($88.87 offer price)
    - 87.9% equity / 12.1% cash consideration
    - 676.144mm shares issued for a total purchase price of $27.7B and an 2.471x exchange ratio
  - KMR – 10% premium to current KMP unit price ($88.87 offer price) (14.7% premium to current KMR share price)
    - 100% equity consideration
    - 292.732mm shares issued for a total purchase price of $10.5B and an 2.471x exchange ratio
  - EPB – 10% premium to current unit price ($39.31 offer price)
    - 87.9% equity / 12.1% cash consideration
    - 133.758mm shares issued for a total purchase price of $5.5B and an 1.093x exchange ratio
- Forecast
  - Company forecast used for 2015-2018
  - 2019-2023 per management guidance
    - EBITDA growth of 5% (2% baseline, 3% growth capex)
    - 7.0x growth capex / EBITDA multiple
    - Assumes equity issuances of ~$2B in 2016 and 2017, otherwise growth capex funded through available cash through coverage and debt issuance
- Tax
  - Step-up in tax basis for firm value of $53.5B for units purchased from public (excluding units already owned)
  - Additional inside tax basis of $3.4B at KMI from existing ownership
- Annual dividend growth rate: 10% in 2015-2019; 5% in 2020-2023
- Interest rate on new debt increases from 4.75% to 5.75% over forecast period
- 298mm warrants with $40/share exercise price outstanding at KMI, expiring May 2017
- $200mm in transaction expenses, financed 100% with debt
- $20mm in annual public company cost savings

Pro Forma Ownership



Existing KMI Shareholders
Current KMP Unitholders
Current KMR Shareholders
Current EPB Unitholders
47.0%
32.6%
14.0%
6.5%
KMI

Sources & Uses

Sources ($mm)	
New Equity Issued	$39,661.7
New Debt Issued	4,200.0
Assume Debt	27,443.8
Total Sources	**$71,305.5**

Uses ($mm)	
Acquisition of KMP Units	$27,660.3
Acquisition of KMR Shares	10,529.6
Acquisition of EPB Units	5,471.9
Transaction Expenses	200.0
Assume Debt	27,443.8
Total Uses	**$71,305.5**

Source: Kinder Morgan management projections, public filings, Wall Street research and FactSet. Market data as of 7/14/14.
Note: (1) See detailed Assumptions in Appendix.

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Preliminary – Subject to Further Revision Summary Pro Forma Impacts to KMI @ 10% Premium Source: Kinder Morgan management projections. CAFD per Share defined as (LP/GP/IDR Distributions Received + EBITDA from Retained Assets – Maintenance Capex – Interest Expense – Taxes & Other – G&A) / Weighted Average Shares Outstanding. CAFD per Share(1) Dividend per Share Standalone Pro Forma Accretion / (Dilution) Growth Rate PF SA Accretion / (Dilution) Growth Rate PF SA Excess Coverage Coverage Ratio ($ in millions) 8 21.6% 24.6% 29.1% 35.8% 28.6% 28.5% 24.5% 20.8% 17.5% 7.2% 8.2% 3.5% 7.3% 9.4% 3.8% 7.2% 7.2% 7.1% 7.0% 8.2% 3.5% 7.3% 9.5% 3.8% 7.2% 7.2% 7.1% $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.00 $2.20 $2.42 $2.66 $2.93 $3.07 $3.23 $3.39 $3.56 2015 2016 2017 2018 2019 2020 2021 2022 2023 16.3% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0% 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.12x 1.13x 1.10x 1.13x 1.06x 1.05x 1.04x 1.03x 1.02x / / / / / / / / / 30.3% 10.8% 7.3% 12.9% 3.6% 3.7% 3.9% 4.1% 4.2% $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.24 $2.48 $2.66 $3.00 $3.11 $3.23 $3.35 $3.49 $3.63 2015 2016 2017 2018 2019 2020 2021 2022 2023 ($0.1) ($0.0) $0.0 $0.7 $0.0 $0.0 $0.0 $0.0 $0.0 $514.1 $618.1 $546.4 $781.3 $420.6 $346.2 $281.3 $224.9 $173.0 2015 2016 2017 2018 2019 2020 2021 2022 2023 8.7% 10.6% 17.5% 20.5% 21.0% 22.5% 19.9% 17.4% 15.1%

Preliminary – Subject to Further Revision Overview of Financial Impact to Targets KMP / KMR Distribution Accretion / Dilution EPB Distribution Accretion / Dilution Source: Kinder Morgan management projections. Coverage Ratios 9 (15.2%) (12.0%) (7.4%) (5.5%) 2.1% 4.0% 6.0% 8.2% 10.5% (11.4%) (8.1%) (3.2%) (1.2%) 6.7% 8.7% 10.8% 13.1% 15.5% (25.0%) (15.0%) (5.0%) 5.0% 15.0% 25.0% 35.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 10% Premium 15% Premium (15.9%) (7.5%) (3.1%) 4.6% 10.6% 12.3% 14.1% 15.9% 17.7% (12.1%) (3.3%) 1.3% 9.4% 15.7% 17.4% 19.3% 21.1% 23.0% (25.0%) (15.0%) (5.0%) 5.0% 15.0% 25.0% 35.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 10% Premium 15% Premium 2015 2016 2017 2018 2019 2020 2021 2022 2023 KMP SA 0.98x 0.99x 0.99x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x EPB SA 1.02 0.99 1.03 1.02 1.02 1.02 1.02 1.02 1.02 KMI PF @10% Premium 1.12 1.13 1.10 1.13 1.06 1.05 1.04 1.03 1.02 @15% Premium 1.10 1.11 1.08 1.11 1.04 1.03 1.02 1.01 1.00

B. Pro Forma Valuation Benchmarking

Preliminary – Subject to Further Revision Comparative Growth Landscape Source: Kinder Morgan management, company filings, Wall Street Research. 2-year CAGR calculated 2015-2017. REIT Index: Represents universe of 143 constituent publicly traded real estate investment trusts domiciled in the United States. Dividend Index: Represents 100 constituents of publicly traded dividend paying securities. KMI Peers Index: WMB, ENB, OKE, EPD, SE, TRP, NI, D, SRE. Utilities Index: AEE, AEP, AES, CNP, CVA, D, DTE, DUK, ED, EE, EIX, ETR, EXC, FE, NEE, NU, PCG, PEG, SO, XEL. Market Comparison Dividend 2-year CAGR(1) EBITDA 2-year CAGR(1) Scale 2015E Debt / 2015E EBITDA Firm Value Yield / Returns Total Return 2015 Dividend Yield Growth Rate Dividend 2-year CAGR(1) EBITDA 2-year CAGR(1) Payout Ratio (2) (3) (4) (5) (2) (3) (4) (5) 10 4.8% 4.5% 4.0% 4.0% 3.9% 3.8% 3.4% 3.1% 3.7% 2.8% 2.7% KMI PF @4.75% KMI PF @4.5% WMB EPD OKE TRP SE ENB D NI SRE Utilities Median = 2.8% GP/Midstream Median = 3.8% 2015 Median = 3.7% 5.7x 5.6x 5.3x 5.3x 4.8x 4.3x 3.7x 5.0x 4.7x 4.3x KMI PF TRP SE ENB OKE WMB EPD NI D SRE GP/Midstream Median = 5.0x Utilities Median = 4.7x 2015 Median = 4.8x 22.1% 15.6% 14.8% 14.5% 13.4% 12.2% 10.4% 9.6% 9.7% 8.0% 7.0% WMB OKE KMI PF @4.75% KMI PF @4.5% ENB SE EPD TRP D SRE NI Utilities Median = 8.0% GP/Midstream Median = 12.8% 2014 Median = 10.4% 11% 10% 9% 8% 7% 7% 6% 21.6% 17.2% 10.8% 10.6% 6.7% 5.2% 4.6% 9.6% 7.5% 6.9% WMB ENB KMI PF OKE EPD TRP SE NI SRE D Utilities Median = 7.5% GP/Midstream Median = 8.6% Median = 7.5% $136.2 $131.2 $90.5 $79.6 $60.9 $55.7 $40.3 $19.8 $62.8 $36.5 $20.9 KMI PF @4.5% KMI PF @4.75% EPD ENB TRP WMB SE OKE D SRE NI 180% 181% 151% 93% 129% 79% 91% 68% 68% 59% 57% 10% 9% 8% 7% 6% 5% 4% KMI PF AMZ KMI Peers (4) Dividend Index (3) REIT Index (2) S&P 500 Utilities Index (5) KMI PF KMI Peers (4) S&P 500 AMZ Dividend Index (3) Utilities Index (5) REIT Index (2) 19.1% 12.3% 10.6% 10.0% 9.1% 6.7% 5.8% 6.2% 5.4% 4.3% WMB OKE ENB KMI PF SE EPD TRP D SRE NI GP/Midstream Median = 9.8% Utilities Median = 5.4% Median = 6.7% (2) (3) (4) (5)

Selected Public Companies Relative Value and Performance Overview

Preliminary – Subject to Further Revision

	FV / EBITDA		P / E		P / CFPS		Yield			Dividend Growth		Expected Total Return	EPS Growth	
Midstream	2015E	2016E	2015E	2016E	2015E	2016E	Current	2015E	2016E	1-Year[1]	2-Year[2]	2-Year[2]	1-Year[1]	2-Year[2]
EPD	16.3x	15.3x	23.4x	22.3x	17.2x	16.7x	3.7%	4.0%	4.3%	6.5%	6.7%	10.4%	6.0%	5.5%
ENB	13.9	11.8	22.2	19.7	10.6	9.0	2.9	3.1	3.3	11.3	10.6	13.4	17.0	14.9
TRP	11.9	11.2	20.9	20.3	9.7	9.5	3.8	3.8	4.0	5.1	5.8	9.6	5.0	3.8
WMB	13.1	12.2	37.3	32.6	14.7	12.9	2.9	4.0	4.7	23.4	19.1	22.1	40.1	26.5
SE	12.2	11.6	26.5	25.5	16.1	15.3	3.1	3.4	3.7	9.1	9.1	12.2	3.1	3.6
OKE	11.8	10.9	33.4	29.2	19.9	17.5	3.4	3.9	4.3	13.8	12.3	15.6	22.2	18.2
Median	**12.7x**	**11.7x**	**25.0x**	**23.9x**	**15.4x**	**14.1x**	**3.2%**	**3.8%**	**4.1%**	**10.2%**	**9.8%**	**12.8%**	**11.5%**	**10.2%**
Utilities														
D	11.0x	10.4x	18.4x	17.6x	10.4x	9.8x	3.5%	3.7%	3.9%	6.0%	6.2%	9.7%	5.9%	5.2%
SRE	10.1	9.4	21.1	19.8	10.2	9.7	2.6	2.7	2.9	5.5	5.4	8.0	8.2	7.4
NI	10.1	9.3	21.3	19.8	8.4	9.0	2.7	2.8	2.9	4.2	4.3	7.0	7.4	7.6
Median	**10.1x**	**9.4x**	**21.1x**	**19.8x**	**10.2x**	**9.7x**	**2.7%**	**2.8%**	**2.9%**	**5.5%**	**5.4%**	**8.0%**	**7.4%**	**7.4%**
With Depreciation of Step-Up - $2.00 2015E Dividend														
KMI PF @4.5%	17.0x	15.2x	40.2x	37.8x	17.8x	16.2x		4.5%	5.0%	10.0%	10.0%	14.5%	6.5%	5.6%
KMI PF @4.75%	16.3	14.7	37.8	35.6	16.7	15.3		4.8	5.2	10.0	10.0	14.8	6.4	5.4
Without Depreciation of Step-Up - $1.72 2015E Dividend														
KMI PF @4.5%	15.3x	13.7x	34.3x	32.4x	20.5x	18.1x		4.5%	5.0%					
KMI PF @4.75%	14.8	13.3	32.5	30.5	19.5	17.0		4.8	5.2					

(1) 1-Year CAGR based on 2014E – 2015E growth, except for KMI PF, which is based on 2015E – 2016E growth.
(2) 2-Year CAGR based on 2014E – 2016E growth, except for KMI PF, which is based on 2015E – 2017E growth.

11

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Preliminary – Subject to Further Revision Preliminary KMI Pro Forma Discounted Cash Flow Analysis KMI Discounted Cash Flow Analysis (excluding Step-Up) Source: Kinder Morgan management projections. Note: Diluted Shares Outstanding, Cash & Equivalents and Total Debt as of year end 2014, per Kinder Morgan management projections. Minority Interest as of 3/31/14, per company filings. Represents discounted value of dividends per share at 1/1/2015. Terminal value represents 63.2 – 69.5% of NPV. ($ in millions, except per share amounts) Value Including Step-Up Value of Step-Up Value Excluding Step-Up Step-Up Discounted Cash Flow Analysis 12 Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E KMI SA EBITDA $224 $204 $215 $215 $215 $215 $215 $215 $215 KMP SA EBITDA 6,561 7,491 8,191 9,546 10,023 10,524 11,050 11,603 12,183 EPB SA EBITDA 1,240 1,249 1,441 1,499 1,574 1,653 1,735 1,822 1,913 Total EBITDA $8,025 $8,944 $9,848 $11,260 $11,812 $12,392 $13,001 $13,640 $14,311 Less: Maintenance Capex ($568) ($578) ($591) ($603) ($618) ($646) ($675) ($705) ($737) Less: G&A / Corporate (100) (122) (127) (132) (131) (131) (131) (131) (131) Less: Interest (2,125) (2,433) (2,786) (3,038) (3,249) (3,442) (3,650) (3,874) (4,113) Less: Taxes (1,821) (1,791) (1,788) (2,119) (2,220) (2,338) (2,443) (2,535) (2,618) Cash Available for Dividend $3,410 $4,020 $4,556 $5,367 $5,594 $5,835 $6,102 $6,395 $6,712 Cash Available per Share $1.59 $1.85 $2.03 $2.37 $2.47 $2.57 $2.69 $2.82 $2.96 Dividend Coverage 0.93x 0.98x 0.97x 1.03x 0.98x 0.97x 0.97x 0.97x 0.97x Dividend per Share $1.72 $1.89 $2.08 $2.29 $2.52 $2.64 $2.78 $2.92 $3.06 Growth % 0.0% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0% Terminal Yield 5.50% 5.00% 4.50% PV of Terminal Value (2) $28.37 $31.21 $34.67 Cost of Equity Implied KMI Equity Value per Share (1) Cost of Equity Implied KMI Equity per Share Cost of Equity Implied KMI Equity Value per Share 7.50% $44.58 $47.48 $51.03 7.50% $5.52 7.50% $50.10 $53.00 $56.55 8.50% 41.63 44.30 47.56 8.50% 5.24 8.50% 46.87 49.54 52.80 9.50% 38.92 41.38 44.38 9.50% 4.98 9.50% 43.90 46.36 49.37 Cost of Equity Implied KMI 2015E Yield Cost of Equity Implied KMI 2015E Yield 7.50% 3.9% 3.6% 3.4% 7.50% 4.0% 3.8% 3.5% 8.50% 4.1 3.9 3.6 8.50% 4.3 4.0 3.8 9.50% 4.4 4.2 3.9 9.50% 4.6 4.3 4.1 Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2028E KMP Step-Up Basis Dep'n $3,316 $3,316 $3,316 $3,316 $3,316 $3,316 $3,316 $3,316 $2,056 EPB Step-Up Basis Dep'n 597 597 597 597 597 597 597 597 370 Total Step-Up Basis Dep'n $3,913 $3,913 $3,913 $3,913 $3,913 $3,913 $3,913 $3,913 $2,426 Cash Tax Impact @ 36.5% $1,428 $1,428 $1,428 $1,428 $1,428 $1,428 $1,428 $1,428 $885 Cash Tax Impact per Share $0.67 $0.66 $0.64 $0.63 $0.63 $0.63 $0.63 $0.63 $0.39 (1) (2)

C. Shareholder Analysis

Individual Top 40 Shareholder Analysis KMP KMI EPB KMR Top 40 Shareholders As of 03/31/14 Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14. KMI 80% Institutional 20% Retail KMP 21% Institutional 79% Retail KMR 71% Institutional 29% Retail EPB 77% Institutional 23% Retail 13 Holdings % of Rank Investor ($MM) KMP Market Cap 1 ALPS Advisors $853 2.5% 2 Fayez Sarofim 373 1.1 3 ClearBridge Investments LLC 270 0.8 4 Kayne Anderson Capital 265 0.8 5 Epoch Investment Partners, Inc. 183 0.5 6 Miller/Howard Investments, Inc. 177 0.5 7 Deutsche Bank IM 156 0.5 8 UBS Global Asset 122 0.4 9 Renaissance Technologies LLC 103 0.3 10 Tortoise Capital Advisors LLC 93 0.3 11 Bank of America, NA (Private) 92 0.3 12 Tesuji Partners LLC 83 0.2 13 Nomura Asset Management 74 0.2 14 AT Investment Advisers, Inc. 73 0.2 15 Wells Fargo Advisors LLC 68 0.2 16 PNC Bank NA 65 0.2 17 Edge Asset Management, Inc. 64 0.2 18 Creative Planning, Inc. 59 0.2 19 Dividend Assets Capital LLC 58 0.2 20 Energy Income Partners LLC 57 0.2 21 Harvest Fund Advisors LLC 56 0.2 22 CalPers 54 0.2 23 BNY Mellon 46 0.1 24 Advisory Research, Inc. 44 0.1 25 Salient Capital Advisors LLC 44 0.1 26 Duff & Phelps IM 42 0.1 27 Morgan Stanley IM 42 0.1 28 Oxbow Advisors LLC 38 0.1 29 City National Rochdale LLC 37 0.1 30 Penn Public School Employees 36 0.1 31 Prospera Financial Services, Inc. 32 0.1 32 Raymond James & Associates, 32 0.1 33 Standish Mellon AM 31 0.1 34 Allstate Investment Management Co. 30 0.1 35 Tiedemann Wealth Management 29 0.1 36 LPL Financial LLC 28 0.1 37 Bowen Hanes & Co., Inc. 26 0.1 38 BlackRock Investment (UK) 25 0.1 39 Neuberger Berman LLC 24 0.1 40 USAA Investment Management Co. 22 0.1 Holdings % of Rank Investor ($MM) KMI Market Cap 1 Capital Research (Global Investors) $1,274 3.8% 2 Capital Research (World Investors) 864 2.6 3 Delaware Mgmt. Business Trust 434 1.3 4 Kayne Anderson Capital Advisors 336 1.0 5 Fayez Sarofim & Co. 318 1.0 6 Massachusetts Financial Services 305 0.9 7 BlackRock Advisors LLC 295 0.9 8 D. E. Shaw & Co. LP 216 0.6 9 Principal Global Investors LLC 202 0.6 10 Norges Bank Investment Mgmt 201 0.6 11 FPR Partners LLC 188 0.6 12 Mellon Capital Management Corp. 186 0.6 13 Renaissance Technologies LLC 179 0.5 14 Thornburg Investment Management 174 0.5 15 Sterling Capital Management LLC 173 0.5 16 Advisory Research, Inc. 172 0.5 17 JPMorgan Investment Management 163 0.5 18 Global Thematic Partners LLC 163 0.5 19 Columbia Management Investment 159 0.5 20 Franklin Advisers, Inc. 146 0.4 21 Brown Advisory LLC 144 0.4 22 Salient Capital Advisors LLC 133 0.4 23 Sasco Capital, Inc. 130 0.4 24 Santa Barbara Asset Management 130 0.4 25 Deutsche Bank Investment Mgmt 124 0.4 26 The Bank of New York Mellon 123 0.4 27 OppenheimerFunds, Inc. 122 0.4 28 Omega Advisors, Inc. 121 0.4 29 Two Sigma Investments LLC 119 0.4 30 Energy Income Partners LLC 113 0.3 31 Managed Account Advisors LLC 111 0.3 32 UBS Global Asset Management 106 0.3 33 BlackRock Investment Management 100 0.3 34 Goldman Sachs (Private Banking) 96 0.3 35 Fidelity Management & Research 96 0.3 36 Neuberger Berman LLC 95 0.3 37 Hayman Capital Management LP 95 0.3 38 HSBC Global Asset Mgmt (UK) 92 0.3 39 Nicholas Co., Inc. 90 0.3 40 Center Coast Capital Advisors LP 88 0.3 Holdings % of Rank Investor ($MM) EPB Market Cap 1 OppenheimerFunds, Inc. $333 4.9% 2 Deutsche Asset & Wealth 304 4.5 3 Center Coast Capital Advisors LP 304 4.5 4 OFI Steelpath, Inc. 273 4.0 5 Kayne Anderson Capital Advisors LP 273 4.0 6 ALPS Advisors, Inc. 236 3.5 7 ClearBridge Investments LLC 205 3.0 8 Eagle Global Advisors LLC 130 1.9 9 Energy Income Partners LLC 122 1.8 10 Tortoise Capital Advisors LLC 88 1.3 11 American Century IM 82 1.2 12 UBS Global AM 77 1.1 13 AT Investment Advisers, Inc. 71 1.0 14 Harvest Fund Advisors LLC 69 1.0 15 Deutsche BankIM 68 1.0 16 Renaissance Technologies LLC 53 0.8 17 Morgan Stanley IM 38 0.6 18 ING Investment Management 37 0.5 19 First Trust Advisors LP 37 0.5 20 Cohen & Steers Capital 27 0.4 21 Nomura Asset Management 24 0.4 22 City National Rochdale LLC 23 0.3 23 Penn Public School Empl. Retirement 22 0.3 24 Duff & Phelps IM 20 0.3 25 HighTower Advisors LLC 19 0.3 26 Salient Capital Advisors LLC 18 0.3 27 Goldman Sachs & Co. (Private) 17 0.3 28 Miller/Howard Investments, Inc. 17 0.2 29 Oxbow Advisors LLC 15 0.2 30 Advisory Research, Inc. 13 0.2 31 Mason Street Advisors LLC 13 0.2 32 Fidelity Management & Research Co. 13 0.2 33 Tiedemann Wealth Management LLC 12 0.2 34 The Travelers Cos IM 11 0.2 35 C.V. Starr & Co., Inc. 11 0.2 36 CalPers 11 0.2 37 SEI IM 10 0.1 38 Dividend Assets Capital LLC 9 0.1 39 BlackRock IM (UK) Ltd. 8 0.1 40 NFJ Investment Group LLC 8 0.1 Holdings % of Rank Investor ($MM) KMR Market Cap 1 Kayne Anderson Capital $886 9.7% 2 ClearBridge Investments LLC 368 4.0 3 Cortland Advisers LLC 315 3.4 4 Energy Income Partners LLC 274 3.0 5 Center Coast Capital Advisors LP 264 2.9 6 Harvest Fund Advisors LLC 261 2.9 7 Brave Warrior Advisors LLC 257 2.8 8 Tortoise Capital Advisors LLC 251 2.7 9 Managed Account Advisors LLC 250 2.7 10 Salient Capital Advisors LLC 164 1.8 11 Advisory Research, Inc. 140 1.5 12 The London Co. of Virginia LLC 116 1.3 13 Eagle Global Advisors LLC 102 1.1 14 Tesuji Partners LLC 80 0.9 15 First Trust Advisors LP 76 0.8 16 Cushing MLP Asset Management LP 75 0.8 17 Nicholas Co., Inc. 71 0.8 18 AT Investment Advisers, Inc. 61 0.7 19 Schweizerische Nationalbank 59 0.6 20 Penns Public School Empl. Retirement 58 0.6 21 The Roosevelt Investment Group 55 0.6 22 APG Asset Management NV 54 0.6 23 Cohen & Steers Capital 50 0.5 24 Mid-Continent Capital LLC 44 0.5 25 Sand Hill Global Advisors LLC 42 0.5 26 The Travelers Cos. IM 39 0.4 27 ParenteBeard Wealth 38 0.4 28 Blackhill Capital, Inc. 34 0.4 29 Deutsche Bank IM 32 0.3 30 Wells Fargo Advisors LLC 31 0.3 31 Oxbow Advisors LLC 30 0.3 32 UBS Global AM 30 0.3 33 Riverbridge Partners LLC 28 0.3 34 BlackRock IM (UK) 26 0.3 35 Renaissance Technologies LLC 25 0.3 36 Nikko Asset Management Co., Ltd. 24 0.3 37 PartnerRe Asset Management Corp. 23 0.3 38 JPMorgan Chase Bank NA 22 0.2 39 Bank of America, NA (Private) 22 0.2 40 CalPers 22 0.2 KMI KMP KMR EPB

Pro Forma Top 40 Shareholder Analysis

Top 40 Shareholders

As of 03/31/14

Total Rank	Investor	KMI ($36.04) Shares (MM)	KMI ($36.04) Value ($MM)	KMP ($81.30) Units (MM)	KMP ($81.30) Value ($MM)	KMR ($81.30) Shares (MM)	KMR ($81.30) Value ($MM)	EPB ($36.16) Units (MM)	EPB ($36.16) Value ($MM)	KMI Pro Forma Value ($MM)	KMI Pro Forma % Pro Forma Market Cap
1	Kayne Anderson Capital Advisors LP	9.3	$336	3.3	$257	11.4	$895	7.7	$265	$1,752	2.0%
2	Capital Research & Management Co. (Global Investors)	35.4	1,274	0.0	0	0.0	0	0.0	0	1,274	1.5
3	ALPS Advisors, Inc.	0.4	14	10.6	826	0.0	0	6.6	228	1,069	1.2
4	ClearBridge Investments LLC	0.0	1	3.3	261	4.8	372	5.7	199	833	1.0
5	Capital Research & Management Co. (World Investors)	24.0	864	0.0	0	0.0	0	0.0	0	864	1.0
6	Fayez Sarofim & Co.	8.8	318	4.6	361	0.0	0	0.0	0	680	0.8
7	Center Coast Capital Advisors LP	2.5	88	0.0	0	3.4	267	8.5	294	649	0.7
8	Energy Income Partners LLC	3.2	113	0.7	55	3.5	276	3.4	118	563	0.6
9	OppenheimerFunds, Inc.	3.4	122	0.1	6	0.0	4	9.3	322	454	0.5
10	Tortoise Capital Advisors LLC	0.1	5	1.1	90	3.2	253	2.5	85	433	0.5
11	Delaware Management Business Trust	12.1	434	0.0	0	0.0	0	0.0	0	434	0.5
12	Harvest Fund Advisors LLC	0.6	21	0.7	55	3.4	264	1.9	66	406	0.5
13	Deutsche Bank Investment Management, Inc.	3.5	124	1.9	151	0.4	32	1.9	65	373	0.4
14	Advisory Research, Inc.	4.8	172	0.5	43	1.8	141	0.4	13	369	0.4
15	Managed Account Advisors LLC	3.1	111	0.0	0	3.2	253	0.0	0	363	0.4
16	Salient Capital Advisors LLC	3.7	133	0.5	42	2.1	165	0.5	18	359	0.4
17	Renaissance Technologies LLC	5.0	179	1.3	99	0.3	25	1.5	51	355	0.4
18	UBS Global Asset Management (Americas), Inc.	2.9	106	1.5	118	0.4	30	2.2	74	328	0.4
19	Cortland Advisers LLC	0.0	0	0.0	0	4.1	317	0.0	0	317	0.4
20	Deutsche Asset & Wealth Management Investment GmbH	0.1	3	0.0	0	0.1	5	8.5	294	302	0.3
21	BlackRock Advisors LLC	8.2	295	0.0	1	0.2	17	0.0	0	313	0.4
22	Massachusetts Financial Services Co.	8.5	305	0.0	0	0.0	0	0.0	0	305	0.4
23	Miller/Howard Investments, Inc.	2.4	86	2.2	171	0.0	1	0.5	16	275	0.3
24	OFI Steelpath, Inc.	0.0	0	0.0	0	0.0	0	7.7	265	265	0.3
25	Brave Warrior Advisors LLC	0.0	0	0.0	0	3.3	260	0.0	0	260	0.3
26	Eagle Global Advisors LLC	0.5	19	0.0	0	1.3	103	3.6	126	248	0.3
27	AT Investment Advisers, Inc.	0.8	27	0.9	71	0.8	61	2.0	68	228	0.3
28	D. E. Shaw & Co. LP	6.0	216	0.0	0	0.2	13	0.0	0	229	0.3
29	Principal Global Investors LLC	5.6	202	0.0	0	0.0	0	0.0	0	202	0.2
30	Norges Bank Investment Management	5.6	201	0.0	0	0.0	0	0.0	0	201	0.2
31	Sterling Capital Management LLC	4.8	173	0.0	2	0.3	20	0.0	0	195	0.2
32	The Bank of New York Mellon Corp. (Asset Management)	3.4	123	0.6	45	0.2	16	0.2	7	191	0.2
33	Mellon Capital Management Corp.	5.2	186	0.0	0	0.1	5	0.0	0	191	0.2
34	FPR Partners LLC	5.2	188	0.0	0	0.0	0	0.0	0	188	0.2
35	Epoch Investment Partners, Inc.	0.0	0	2.3	177	0.0	0	0.0	0	178	0.2
36	First Trust Advisors LP	1.2	42	0.2	16	1.0	76	1.0	36	171	0.2
37	Wells Fargo Advisors LLC	1.8	66	0.8	66	0.4	31	0.2	7	170	0.2
38	Thornburg Investment Management, Inc.	4.9	174	0.0	0	0.0	0	0.0	0	174	0.2
39	Columbia Management Investment Advisers LLC	4.4	159	0.0	3	0.1	11	0.0	0	174	0.2
40	Tesuji Partners LLC	0.0	0	1.0	81	1.0	81	0.0	0	161	0.2
	Total Top 40	**191.4**	**$6,883**	**38.4**	**$3,000**	**51.1**	**$3,993**	**75.7**	**$2,620**	**$19,406**	**19.0%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings.
Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration.

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KMI Pro Forma vs. Selected Public Companies

Top 30 Selected Public Companies Shareholders

As of 03/31/14

Total		KMI Pro Forma		Holder of								Selected Public Companies	
Rank	Investor	Value ($MM)	% of Market Cap	D	WMB	ENB	TRP	SE	SRE	OKE	NI	Holdings ($MM)	Market Cap
1	RBC Global Asset Management, Inc.	$2	0.0%	$1	$60	$2,934	$2,613	$36	$67	$15	$31	$5,757	2.4%
2	Capital Research & Management Co. (World Investors)	864	1.0	517	0	3,003	0	1,273	0	238	0	5,031	2.1
3	Fidelity Management & Research Co.	108	0.1	403	1,143	679	391	191	1,021	192	441	4,459	1.9
4	1832 Asset Management LP	17	0.0	1	3	2,111	1,782	1	0	0	0	3,897	1.7
5	TD Asset Management, Inc.	19	0.0	54	20	1,867	1,633	38	19	9	7	3,647	1.6
6	Franklin Advisers, Inc.	146	0.2	952	690	20	89	590	913	0	54	3,308	1.4
7	Capital Research & Management Co. (Global Investors)	1,274	1.5	1,717	0	7	0	223	854	0	0	2,801	1.2
8	Corvex Management LP	--	--	220	133	401	589	433	331	6	320	2,433	1.0
9	Deutsche Asset & Wealth Management Investment GmbH	302	0.3	0	2,431	0	0	0	0	0	0	2,431	1.0
10	JPMorgan Investment Management, Inc.	163	0.2	908	1	1,314	0	60	10	0	1	2,294	1.0
11	Wellington Management Co. LLP	--	--	422	359	11	38	5	849	2	593	2,279	1.0
12	Norges Bank Investment Management	201	0.2	324	364	366	233	204	238	95	88	1,912	0.8
13	T. Rowe Price Associates, Inc.	39	0.0	64	82	1	1	575	68	22	960	1,773	0.8
14	Neuberger Berman LLC	138	0.2	248	482	169	1	218	93	348	153	1,712	0.7
15	The Caisse de depot et placement du Quebec	--	--	23	23	1,517	17	56	21	8	21	1,686	0.7
16	Tortoise Capital Advisors LLC	433	0.5	0	420	99	69	420	15	505	137	1,664	0.7
17	BlackRock Advisors LLC	313	0.4	607	113	8	0	267	355	37	36	1,422	0.6
18	Massachusetts Financial Services Co.	305	0.4	157	245	198	136	194	173	173	81	1,357	0.6
19	Soroban Capital Partners LLC	--	--	0	1,225	0	0	0	0	0	0	1,225	0.5
20	TIAA-CREF Investment Management LLC	83	0.1	103	70	249	281	210	170	7	70	1,159	0.5
21	Deutsche Bank Investment Management, Inc.	373	0.4	166	312	0	0	238	249	124	69	1,157	0.5
22	Mellon Capital Management Corp.	191	0.2	0	17	416	701	7	0	0	0	1,142	0.5
23	Kayne Anderson Capital Advisors LP	1,752	2.0	231	286	108	29	203	130	83	68	1,139	0.5
24	I. G. Investment Management Ltd.	0	0.0	0	501	81	7	75	0	443	28	1,136	0.5
25	Jarislowsky Fraser Ltd.	--	--	0	0	632	380	18	0	0	0	1,030	0.4
26	Pictet Asset Management SA	18	0.0	263	53	0	0	206	188	97	165	973	0.4
27	Brookfield Investment Management, Inc.	7	0.0	0	260	6	5	273	206	0	98	849	0.4
28	The Bank of New York Mellon Corp. (Asset Management)	191	0.2	164	181	14	18	118	182	77	62	817	0.3
29	Franklin Templeton Investments Corp.	--	--	0	0	414	390	0	0	0	0	804	0.3
30	Columbia Management Investment Advisers LLC	174	0.2	170	199	1	1	114	259	21	8	773	0.3
	Total Top 30	**$7,113**	**8.2%**	**$7,715**	**$9,673**	**$16,627**	**$9,402**	**$6,245**	**$6,411**	**$2,503**	**$3,490**	**$62,067**	**26.4%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings.
Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration.

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KMI Pro Forma vs. EPD

Top 30 EPD Shareholders

As of 03/31/14

Total Rank	Investor	KMI Pro Forma Value	KMI Pro Forma % of Market Cap	Holding of EPD ($MM)	% of Shares Outstanding
1	Tortoise Capital Advisors LLC	$433	0.5%	$1,306	2.0%
2	Kayne Anderson Capital Advisors LP	1,752	2.0	1,197	1.8
3	ALPS Advisors, Inc.	1,069	1.2	918	1.4
4	Neuberger Berman LLC	138	0.2	752	1.2
5	Deutsche Asset & Wealth Management Investment GmbH	302	0.3	733	1.1
6	ClearBridge Investments LLC	833	1.0	722	1.1
7	Harvest Fund Advisors LLC	406	0.5	712	1.1
8	Fayez Sarofim & Co.	680	0.8	634	1.0
9	OppenheimerFunds, Inc.	454	0.5	600	0.9
10	Janus Capital Management LLC	0	0.0	570	0.9
11	Miller/Howard Investments, Inc.	275	0.3	546	0.8
12	AT Investment Advisers, Inc.	228	0.3	529	0.8
13	OFI Steelpath, Inc.	265	0.3	514	0.8
14	UBS Global Asset Management (Americas), Inc.	328	0.4	463	0.7
15	Advisory Research, Inc.	369	0.4	391	0.6
16	Cortland Advisers LLC	317	0.4	365	0.6
17	Energy Income Partners LLC	563	0.6	348	0.5
18	TD Asset Management, Inc.	19	0.0	281	0.4
19	Salient Capital Advisors LLC	359	0.4	268	0.4
20	Center Coast Capital Advisors LP	649	0.7	268	0.4
21	Bank of America, NA (Private Banking)	142	0.2	255	0.4
22	Pennsylvania Public School Employees Retirement System	161	0.2	244	0.4
23	Eagle Global Advisors LLC	248	0.3	220	0.3
24	Chickasaw Capital Management LLC	3	0.0	166	0.3
25	Williams, Jones & Associates LLC	12	0.0	160	0.2
26	PNC Bank NA (Investment Management)	78	0.1	159	0.2
27	First Trust Advisors LP	171	0.2	153	0.2
28	Epoch Investment Partners, Inc.	178	0.2	125	0.2
29	Deutsche Bank Investment Management, Inc.	373	0.4	119	0.2
30	Westwood Management Corp. (Texas)	82	0.1	113	0.2
	Total Top 30	**$10,885**	**12.5%**	**$13,830**	**21.3%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings.
Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration.

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KMI Pro Forma vs. PAGP

Top 30 PAGP Shareholders

As of 03/31/14

Total Rank	Investor	KMI Pro Forma Value	KMI Pro Forma % of Market Cap	Holding of PAGP ($MM)	% of Shares Outstanding
1	Waddell & Reed Investment Management Co.	–	–	$587	3.5%
2	Pictet Asset Management SA	$18	0.0%	283	1.7
3	Perkins Investment Management LLC	0	0.0	248	1.5
4	Capital Research & Management Co. (Global Investors)	1,274	1.5	197	1.2
5	Tortoise Capital Advisors LLC	433	0.5	142	0.8
6	Salient Capital Advisors LLC	359	0.4	137	0.8
7	Advisory Research, Inc.	369	0.4	124	0.7
8	Capital Research & Management Co. (World Investors)	864	1.0	109	0.6
9	ClearBridge Investments LLC	833	1.0	91	0.5
10	Kayne Anderson Capital Advisors LP	1,752	2.0	90	0.5
11	Harvest Fund Advisors LLC	406	0.5	88	0.5
12	Center Coast Capital Advisors LP	649	0.7	87	0.5
13	Magnetar Financial LLC	47	0.1	82	0.5
14	Eagle Global Advisors LLC	248	0.3	74	0.4
15	Cohen & Steers Capital Management, Inc.	88	0.1	51	0.3
16	AT Investment Advisers, Inc.	228	0.3	49	0.3
17	Steadfast Capital Management LP	–	–	49	0.3
18	Jennison Associates LLC	0	0.0	49	0.3
19	Westwood Management Corp. (Texas)	82	0.1	46	0.3
20	Franklin Advisers, Inc.	146	0.2	45	0.3
21	Fidelity Management & Research Co.	108	0.1	44	0.3
22	Pennsylvania Public School Employees Retirement System	161	0.2	43	0.3
23	Chickasaw Capital Management LLC	3	0.0	42	0.2
24	Adage Capital Management LP	–	–	36	0.2
25	Kensico Capital Management Corp.	–	–	30	0.2
26	RR Advisors LLC	33	0.0	30	0.2
27	Passport Capital LLC	–	–	29	0.2
28	Columbia Management Investment Advisers LLC	174	0.2	22	0.1
29	Cushing MLP Asset Management LP	138	0.2	21	0.1
30	MSDC Management LP	–	–	21	0.1
	Total Top 30	**$8,413**	**9.7%**	**$2,949**	**17.4%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Assumes share prices as of 7/14/14 for pro-forma holdings.
Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 88% stock consideration. "–" denotes true 0.

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Appendix

Preliminary – Subject to Further Revision KMI Sell-Side Analyst Perception “We are raising our 2014 DCF per share estimate slightly to $1.76 from $1.73 primarily to reflect the positive Q1 variance. Management did not comment on any potential structural changes that could occur at KMI in the near term. We are maintaining our Market Perform rating as we believe KMI’s current price fairly reflects our three-year 7% dividend CAGR estimate.” - WSR #6, April 21, 2014 “KMI's valuation benefits from its C-corp structure and sheer size, which allows for a broader investor base compared to its GP peers. That said, given KMI's premium valuation and the fact that KMI's large size can make it more difficult to grow given the law of large numbers, we are reluctant to become more constructive.” - WSR #5, April 17, 2014 “KMI remains our favored way to play the Kinder Morgan story as we expect solid dividend growth over the next several years underpinned by a robust growth project backlog at the underlying MLPs” - WSR #4, April 17, 2014 “Kinder Morgan reported its typical seasonally strong 1Q benefiting from cold weather and robust gas demand. [Kinder Morgan's] $16+b project backlog remains growing and impressive, but a thin margin for error may limit stock upside for KMP / EPB” - WSR #3, April 16, 2014 “Given KMP’s severe underperformance over the last 12-months, we believe many of the downside risks are understood and likely priced in. The shadow backlog offers the opportunity for upside revisions to cash flow. Recently announced positive trends in contract terms as well as bullish industry and UBS forecasts for Natural Gas supply /demand growth (+10 to 15 Bcf/d by 2019) all support the likelihood of this eventuality materializing.” - WSR #2, June 19, 2014 Source: Wall Street Research. “We believe that there is a scarcity of securities that share KMI’s attributes of being a large-cap stock with an attractive yield, visible growth prospects, stable cash flow generated from a broad and diversified energy infrastructure, and a top tier management team.” - WSR #1, April 17, 2014 18 $40.00 $38.00 $38.00 $37.00 $35.00 $32.50 WSR #1 WSR #2 WSR #3 WSR #4 WSR #5 WSR #6 Average Price = $36.75 Current Price = $35.97

KMP Overview

Preliminary – Subject to Further Revision

Valuation Overview

($mm, unless noted otherwise)

Unit Price ($) as of 7/14/2014	$80.79
52-week high-low ($)	88.06 – 71.32
% of 52-week high	91.7%
Diluted Units Outstanding (mm)	473.268
Equity LP Market Value ($mm)	**$38,235.3**
Plus: Implied Market Value of GP[1]	32,899.6
Plus: Total Debt	22,622.9
Plus: Minority Interest	447.0
Less: Cash and Equivalents	(422.0)
Enterprise value ($mm)	**$93,782.8**

	Metric	*YoY Growth*	
FV / 2014E EBITDA (x)	*$5,943.0*	*15.1%*	**15.8x**
FV / 2015E EBITDA (x)	*6,561.2*	*10.4*	**14.3**
FV / 2016E EBITDA (x)	*7,490.9*	*14.2*	**12.5**
FV / 2017E EBITDA (x)	*8,191.4*	*9.4*	**11.4**
Current Yield (%)	*$5.52*	*NA*	**6.8%**
2014E Yield (%)	*5.58*	*6.1%*	**6.9**
2015E Yield (%)	*5.83*	*4.5*	**7.2**
2016E Yield (%)	*6.18*	*6.0*	**7.6**
2017E Yield (%)	*6.46*	*4.5*	**8.0**
Price / 2014 DCF (x)	*$5.57*	*3.7%*	**14.5x**
Price / 2015 DCF (x)	*5.73*	*2.9*	**14.1**
Price / 2016 DCF (x)	*6.15*	*7.2*	**13.1**
Price / 2017 DCF (x)	*6.43*	*4.6*	**12.6**
2014E Coverage			**1.00x**
2015E Coverage			**0.98**
2016E Coverage			**0.99**
2017E Coverage			**0.99**

Wall Street Research Commentary

"We continue to consider KMP to be a core MLP holding based on its size, geographic footprint, diversified asset base, proven track record, investment grade balance sheet, demonstrated access to capital, and strong management. Despite KMP's high percentage of distributable cash flow (~43%) being paid to the general partner, KMP has been able to sustain a competitive distribution growth rate over many years."

Wall Street Research, April 17, 2014

Date	Broker	Rating	Price Target	% to Current
06/26/14	RBC	Sector Perform	$83.00	0.7%
06/20/14	UBS	Buy	85.00	3.2%
06/17/14	Raymond James	Market Perform	-	
06/17/14	US Capital Advisors	Hold	70.00	(15.0%)
06/03/14	Jefferies	Hold	77.00	(6.5%)
05/19/14	JPMorgan	Neutral	79.00	(4.1%)
04/22/14	Argus Research	Buy	93.00	12.9%
04/21/14	Wells Fargo	Market Perform	-	-
04/17/14	Credit Suisse	Outperform	90.00	9.2%
04/17/14	Citi	Neutral	78.50	(4.7%)
Median			$81.00	(1.7%)
Mean			81.94	(0.5%)
High			93.00	12.9%
Low			70.00	(15.0%)

Source: Public Filings, Kinder Morgan management projections, Wall Street research and FactSet. Market data as of 7/14/14.
(1) Firm value of public GP less value of LP units held by GP and value of other operations, allocated proportionally by contribution of GP / IDR distributions.

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Preliminary – Subject to Further Revision

EPB Overview

Valuation Overview

($mm, unless noted otherwise)

	Metric	YoY Growth	
Unit Price ($) as of 7/14/2014			$35.74
52-week high-low ($)			44.85 – 28.87
% of 52-week high			79.7%
Diluted Units Outstanding (mm)			217.827
Equity LP Market Value ($mm)			**$7,785.1**
Plus: Implied Market Value of GP[1]			3,969.6
Plus: Total Debt			4,820.9
Plus: Minority Interest			0.0
Less: Cash and Equivalents			(57.0)
Enterprise value ($mm)			**$16,518.6**
FV / 2014E EBITDA (x)	*$1,197.9*	*7.6%*	**13.8x**
FV / 2015E EBITDA (x)	*1,239.7*	*3.5*	**13.3**
FV / 2016E EBITDA (x)	*1,249.3*	*0.8*	**13.2**
FV / 2017E EBITDA (x)	*1,441.1*	*15.4*	**11.5**
Current Yield (%)	*$2.60*	*NA*	**7.3%**
2014E Yield (%)	*2.60*	*3.6%*	**7.3**
2015E Yield (%)	*2.60*	*(0.0)*	**7.3**
2016E Yield (%)	*2.60*	*(0.0)*	**7.3**
2017E Yield (%)	*2.73*	*5.0*	**7.6**
Price / 2014 DCF (x)	*$2.62*	*(0.0%)*	**13.6x**
Price / 2015 DCF (x)	*2.63*	*0.5*	**13.6**
Price / 2016 DCF (x)	*2.58*	*(1.8)*	**13.8**
Price / 2017 DCF (x)	*2.78*	*7.7*	**12.8**
2014E Coverage			**1.01x**
2015E Coverage			**1.02**
2016E Coverage			**0.99**
2017E Coverage			**1.03**

Wall Street Research Commentary

"EPB offers investors stable distributions with longer term growth prospects and low risk. With its growth prospects tapering off once all dropdowns from KMI are complete, investors can look at EPB as a highly de-risked story with attractive distribution yield – currently ~8%. EPB generates majority of its revenues from fee-based long term capacity contracts thus providing high visibility of- and predictability to- cash flows. In the near term (2014), we expect EPB to keep its distributions flat till 4Q14 as it executes its planned dropdowns of 50% stake in Ruby Pipeline, 47.5% stake in Young Gas Storage and 50% stake in Gulf LNG in 2014. As these assets accrete to cash flows together with smaller organic projects, we expect EPB to resume its distribution growth from 1Q15 into 2016 by ~1.0%. However, longer term EPB (2016 onwards), there remain opportunities for EPB to accelerate distribution growth in the low-single digits backed by its roughly 1.5Bn (incl. $1.2Bn in Elba LNG facility and $275mm in natgas project between SNG and EEC)."

Wall Street Research, April 16, 2014

Date	Broker	Rating	Price Target	% to Current
07/02/14	Goldman Sachs	Sell	$33.00	(7.5%)
06/26/14	RBC	Sector Perform	35.00	(1.9%)
06/03/14	Jefferies	Hold	32.00	(10.3%)
05/27/14	JPMorgan	Neutral	35.00	(1.9%)
04/29/14	Citi	Buy	36.00	0.9%
04/29/14	Raymond James	Maket Perform	-	-
04/29/14	Wells Fargo	Market Perform	-	-
04/28/14	Credit Suisse	Neutral	34.00	(4.7%)
04/16/14	Barclays	Equalweight	35.00	(1.9%)
04/10/14	UBS	Neutral	32.00	(10.3%)
Median			$34.50	(3.3%)
Mean			34.00	(4.7%)
High			36.00	0.9%
Low			32.00	(10.3%)

Source: Public Filings, Kinder Morgan management projections, Wall Street research and FactSet. Market data as of 7/14/14.
(1) Firm value of public GP less value of LP units held by GP and value of other operations, allocated proportionally by contribution of GP / IDR distributions.

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A. Financial Projections

Preliminary – Subject to Further Revision Projections Summary KMI Standalone Projections Source: Kinder Morgan management projections. KMI Pro Forma Projections (with Depreciation of Step-up) 21 Projected FYE December 31, ($ in millions) 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E KMP LP Distributions $154 $161 $171 $178 $192 $196 $202 $208 $214 $220 Sale of KMR PIK Distributions 91 95 101 106 114 116 119 123 127 130 KMP GP / IDRs 1,940 2,173 2,497 2,791 3,205 3,411 3,629 3,860 4,105 4,364 Total KMP / KMR Distributions $2,185 $2,429 $2,769 $3,075 $3,511 $3,722 $3,950 $4,191 $4,445 $4,714 EPB LP Distributions $238 $241 $241 $253 $258 $269 $278 $287 $297 $307 EPB GP / IDRs 232 239 247 290 306 337 368 399 433 468 Total EPB Distributions $470 $481 $488 $544 $564 $606 $645 $686 $730 $775 Plus: EPC Pipelines EBITDA $272 $224 $204 $215 $215 $215 $215 $215 $215 $215 Less: Maintenance Capex (50) (68) (64) (66) (66) (66) (66) (66) (66) (66) Less: G&A / Corporate (31) (32) (33) (34) (35) (34) (34) (34) (34) (34) Less: Interest (517) (509) (540) (612) (616) (619) (619) (619) (619) (619) Less: Taxes (550) (619) (709) (933) (1,222) (1,251) (1,421) (1,510) (1,600) (1,694) Cash Available for Dividend $1,779 $1,907 $2,114 $2,188 $2,351 $2,573 $2,670 $2,863 $3,070 $3,289 Cash Available per Share $1.72 $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 Dividend Coverage 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x Dividend per Share $1.72 $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 Growth % 2.4% 7.0% 8.2% 3.5% 7.3% 9.5% 3.8% 7.2% 7.2% 7.1% Projected FYE December 31, ($ in millions) 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E KMI SA EBITDA $224 $204 $215 $215 $215 $215 $215 $215 $215 KMP SA EBITDA 6,561 7,491 8,191 9,546 10,023 10,524 11,050 11,603 12,183 EPB SA EBITDA 1,240 1,249 1,441 1,499 1,574 1,653 1,735 1,822 1,913 Total EBITDA $8,025 $8,944 $9,848 $11,260 $11,812 $12,392 $13,001 $13,640 $14,311 Less: Maintenance Capex ($568) ($578) ($591) ($603) ($618) ($646) ($675) ($705) ($737) Less: G&A / Corporate (100) (122) (127) (132) (131) (131) (131) (131) (131) Less: Interest (2,105) (2,375) (2,692) (2,909) (3,086) (3,247) (3,423) (3,616) (3,825) Less: Taxes (400) (384) (394) (739) (851) (981) (1,097) (1,200) (1,295) Cash Available for Dividend $4,851 $5,485 $6,044 $6,877 $7,126 $7,387 $7,674 $7,988 $8,324 Cash Available per Share $2.24 $2.48 $2.66 $3.00 $3.11 $3.23 $3.35 $3.49 $3.63 Dividend Coverage 1.12x 1.13x 1.10x 1.13x 1.06x 1.05x 1.04x 1.03x 1.02x Dividend per Share $2.00 $2.20 $2.42 $2.66 $2.93 $3.07 $3.23 $3.39 $3.56 Growth % 16.3% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0%

Preliminary – Subject to Further Revision Projections Summary (Cont’d) KMP Standalone Projections Source: Kinder Morgan management projections. EPB Standalone Projections 22 Projected FYE December 31, ($ in millions) 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E Total EBITDA $5,943 $6,561 $7,491 $8,191 $9,546 $10,023 $10,524 $11,050 $11,603 $12,183 Less: Interest (988) (1,159) (1,373) (1,487) (1,932) (1,974) (2,015) (2,054) (2,090) (2,124) Less: Maintenance Capex (442) (454) (466) (478) (489) (501) (526) (553) (580) (609) Less: Other (41) (77) (98) (102) (106) (106) (106) (106) (106) (106) Distributable Cash Flow $4,472 $4,871 $5,554 $6,124 $7,018 $7,442 $7,877 $8,338 $8,826 $9,344 DCF per LP Unit $5.57 $5.73 $6.15 $6.43 $6.95 $7.09 $7.31 $7.52 $7.74 $7.96 LP Unit Coverage 1.00x 0.98x 0.99x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x Distribution per LP Unit $5.58 $5.83 $6.18 $6.46 $6.96 $7.09 $7.31 $7.52 $7.74 $7.96 Growth % 6.1% 4.5% 6.0% 4.5% 7.7% 1.9% 3.0% 3.0% 2.9% 2.8% Projected FYE December 31, ($ in millions) 2014E 2015E 2016E 2017E 2018E 2019E 2020E 2021E 2022E 2023E Total EBITDA $1,198 $1,240 $1,249 $1,441 $1,499 $1,574 $1,653 $1,735 $1,822 $1,913 Less: Interest (312) (321) (331) (387) (398) (406) (416) (427) (439) (451) Less: Maintenance Capex (47) (47) (47) (48) (48) (51) (54) (56) (59) (62) Less: Other (11) (11) (11) (11) (11) (11) (11) (11) (11) (11) Distributable Cash Flow $827 $861 $861 $996 $1,041 $1,106 $1,172 $1,241 $1,313 $1,389 DCF per LP Unit $2.62 $2.63 $2.58 $2.78 $2.83 $2.94 $3.04 $3.14 $3.24 $3.35 LP Unit Coverage 1.01x 1.01x 0.99x 1.02x 1.02x 1.02x 1.02x 1.01x 1.01x 1.01x Distribution per LP Unit $2.60 $2.60 $2.60 $2.73 $2.78 $2.89 $2.99 $3.09 $3.20 $3.31 Growth % 3.6% (0.0%) (0.0%) 5.0% 1.9% 4.0% 3.4% 3.4% 3.4% 3.4%

Preliminary – Subject to Further Revision Summary Pro Forma Impacts to KMI @ 15% Premium Source: Kinder Morgan management projections. CAFD per Share = (LP/GP/IDR Distributions Received + EBITDA from Retained Assets – Maintenance Capex – Interest Expense – Taxes & Other – G&A) / Weighted Average Shares Outstanding. CAFD per Share(1) Dividend per Share Standalone Pro Forma Accretion /

(Dilution) Growth

Rate PF SA Accretion /

(Dilution) Growth

Rate PF SA Excess Coverage Coverage

Ratio ($ in millions) 23 $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.20 $2.44 $2.61 $2.95 $3.05 $3.16 $3.28 $3.41 $3.55 2015 2016 2017 2018 2019 2020 2021 2022 2023 28.1% 10.8% 7.3% 12.8% 3.5% 3.6% 3.8% 4.0% 4.1% $1.84 $1.99 $2.06 $2.21 $2.42 $2.51 $2.69 $2.89 $3.09 $2.00 $2.20 $2.42 $2.66 $2.93 $3.07 $3.23 $3.39 $3.56 2015 2016 2017 2018 2019 2020 2021 2022 2023 7.0% 8.2% 3.5% 7.3% 9.5% 3.8% 7.2% 7.2% 7.1% 16.3% 10.0% 10.0% 10.0% 10.0% 5.0% 5.0% 5.0% 5.0% 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.00x 1.10x 1.11x 1.08x 1.11x 1.04x 1.03x 1.02x 1.01x 1.00x / / / / / / / / / 19.6% 22.4% 26.9% 33.4% 26.2% 26.0% 21.9% 18.2% 14.9% 8.7% 10.6% 17.5% 20.5% 21.0% 22.5% 19.9% 17.4% 15.1% ($0.1) ($0.0) $0.0 $0.7 $0.0 $0.0 $0.0 $0.0 $0.0 $443.9 $535.5 $449.9 $669.1 $290.8 $204.1 $125.8 $55.0 ($12.7) 2015 2016 2017 2018 2019 2020 2021 2022 2023

B. Pro Forma Financial Impacts

Preliminary – Subject to Further Revision Tax Step-up in basis for firm value of units purchased from public (excluding units already owned) KMP – $46.4B, depreciated SL over ~14 years EPB – $8.4B, depreciated SL over ~14 years KMR – no step-up Maintenance and growth capex depreciated using 15 year MACRs, with 40% deduction in year maintenance capex is spent Tax rate 36.5% KMI depreciates existing ownership of KMP and EPB inside tax basis on a 15 year MACRs schedule KMP – $1.5B inside basis EPB – $1.9B inside basis 2019-2023 standalone coverage for KMP, EPB and KMI set to 1.00x Book depreciation EPB – flat with 2013 KMP Depreciable Gross PP&E at 12/31/13 grossed up 10% to FMV for proportionate amount of ownership purchased Depreciable life 25 years Detailed Assumptions Transaction date 1/1/2015 KMI buys all KMP, KMR and EPB units / shares not currently held KMP – 10% premium to current unit price ($88.87 offer price) 87.9% equity / 12.1% cash consideration 676.144mm shares issued for a total purchase price of $27.7B and an 2.471x exchange ratio KMR – 10% premium to current KMP unit price ($88.87 offer price) (14.7% premium to current KMR share price) 100% equity consideration 292.732mm shares issued for a total purchase price of $10.5B and an 2.471x exchange ratio EPB – 10% premium to current unit price ($39.31 offer price) 87.9% equity / 12.1% cash consideration 133.758mm shares issued for a total purchase price of $5.5B and an 1.093x exchange ratio Forecast Company forecast used for 2015-2018 2019-2023 per management guidance EBITDA growth of 5% (2% baseline, 3% growth capex) 7.0x growth capex / EBITDA multiple Assumes equity issuances of ~$2B in 2016 and 2017, otherwise growth capex funded through available cash through coverage and debt issuance Annual dividend growth rate: 10% in 2015-2019; 5% in 2020-2023 Interest rate on new debt increases from 4.75% to 5.75% over forecast period 298mm warrants outstanding at KMI, expiring May 2017 $200mm in transaction expenses, financed 100% with debt $20mm in annual public company cost savings Source: Kinder Morgan management projections. 24

Accretion / (Dilution)

Preliminary – Subject to Further Revision

	2015					2016					2017				
	Standalone			Transaction	Pro Forma	Standalone			Transaction	Pro Forma	Standalone			Transaction	Pro Forma
($mm)	KMI	KMP / KMR	EPB	Adjustments	Combined	KMI	KMP / KMR	EPB	Adjustments	Combined	KMI	KMP / KMR	EPB	Adjustments	Combined
EBITDA	$223.7	$6,561.2	$1,239.7	$0.0	$8,024.6	$203.6	$7,490.9	$1,249.3	$0.0	$8,943.8	$215.1	$8,191.4	$1,441.1	$0.0	$9,847.6
LP and GP / IDR Distributions	2,909.5	0.0	0.0	(2,909.5)	0.0	3,256.7	0.0	0.0	(3,256.7)	0.0	3,618.6	0.0	0.0	(3,618.6)	0.0
(Less) : Interest Expense	(508.6)	(1,159.3)	(320.6)	(116.1)	(2,104.7)	(540.2)	(1,372.7)	(330.5)	(131.5)	(2,374.9)	(612.4)	(1,487.4)	(386.8)	(204.8)	(2,691.5)
(Less) : Maintenance CAPEX	(67.5)	(454.2)	(46.7)	0.0	(568.5)	(64.5)	(466.2)	(47.2)	0.0	(577.9)	(65.8)	(477.7)	(47.7)	0.0	(591.3)
(Less) : Taxes	(618.5)	0.0	0.0	218.2	(400.3)	(708.8)	0.0	0.0	324.7	(384.0)	(933.2)	0.0	0.0	539.3	(393.9)
(Less) : G&A / Other	(32.0)	(76.9)	(10.8)	20.0	(99.7)	(32.9)	(98.0)	(10.8)	20.0	(121.8)	(33.9)	(102.0)	(10.8)	20.0	(126.7)
Cash Available for Dividends	**$1,906.6**	**$4,870.7**	**$861.5**		**$4,851.4**	**$2,113.9**	**$5,553.9**	**$860.7**		**$5,485.1**	**$2,188.3**	**$6,124.4**	**$995.7**		**$6,044.2**
Total Dividend Coverage[1]	($0.1)	($95.3)	$14.7		$514.1	($0.0)	($34.8)	($8.0)		$618.1	$0.0	($31.8)	$26.4		$546.4
Total Dividend Coverage Ratio[1]	1.00x	0.98x	1.02x		1.12x	1.00x	0.99x	0.99x		1.13x	1.00x	0.99x	1.03x		1.10x
Total Dividend[2]	$1,906.7	$4,966.0	$846.8		$4,277.7	$2,061.7	$5,588.7	$868.7		$4,747.8	$2,169.2	$6,156.2	$969.3		$5,451.7
Dividend Paying Shares (mm)	1,036.229	484.205	234.064	1,102.634	2,138.863	1,036.045	504.821	240.139	1,122.054	2,158.099	1,052.987	526.559	249.961	1,199.773	2,252.760
KMI CAFD per Share	**$1.84**				**$2.24**	**$1.99**				**$2.48**	**$2.06**				**$2.66**
Accretion / (Dilution)					**$0.40**					**$0.49**					**$0.60**
Accretion / (Dilution)					**21.6%**					**24.6%**					**29.1%**
KMI Dividend per Share	**$1.84**				**$2.00**	**$1.99**				**$2.20**	**$2.06**				**$2.42**
Accretion / (Dilution)					**$0.16**					**$0.21**					**$0.36**
Accretion / (Dilution)					**8.7%**					**10.6%**					**17.5%**
Growth Rate	**7.0%**				**16.3%**	**8.2%**				**10.0%**	**3.5%**				**10.0%**
KMP / KMR Distribution per Unit		**$5.83**			**$4.94**		**$6.18**			**$5.44**		**$6.46**			**$5.98**
Accretion / (Dilution)					**($0.89)**					**($0.74)**					**($0.48)**
Accretion / (Dilution)					**(15.2%)**					**(12.0%)**					**(7.4%)**
Growth Rate		**4.5%**			**(11.5%)**		**6.0%**			**10.0%**		**4.5%**			**10.0%**
EPB Distribution per Unit			**$2.60**		**$2.19**			**$2.60**		**$2.40**			**$2.73**		**$2.64**
Accretion / (Dilution)					**($0.41)**					**($0.20)**					**($0.08)**
Accretion / (Dilution)					**(15.9%)**					**(7.5%)**					**(3.1%)**
Growth Rate			**(0.0%)**		**(15.9%)**			**(0.0%)**		**10.0%**			**5.0%**		**10.0%**
Debt / EBITDA	**3.3x**	**3.8x**	**4.3x**		**5.7x**	**3.0x**	**3.9x**	**4.9x**		**5.6x**	**2.8x**	**4.0x**	**4.2x**		**5.5x**

Source: Kinder Morgan management projections.

Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 87.9% stock consideration.

(1) Coverage based off of fully diluted share count, which includes effect of warrants.

(2) Total dividend based off of basic share count.

25

citi

Accretion / (Dilution) (Cont'd)

Preliminary – Subject to Further Revision

	2018					2019					2020				
	Standalone			Transaction	Pro Forma	Standalone			Transaction	Pro Forma	Standalone			Transaction	Pro Forma
($mm)	KMI	KMP / KMR	EPB	Adjustments	Combined	KMI	KMP / KMR	EPB	Adjustments	Combined	KMI	KMP / KMR	EPB	Adjustments	Combined
EBITDA	$215.1	$9,545.7	$1,499.0	$0.0	$11,259.8	$215.1	$10,023.0	$1,573.9	$0.0	$11,812.0	$215.1	$10,524.2	$1,652.6	$0.0	$12,391.9
LP and GP / IDR Distributions	4,075.4	0.0	0.0	(4,075.4)	0.0	4,328.2	0.0	0.0	(4,328.2)	0.0	4,595.5	0.0	0.0	(4,595.5)	0.0
(Less) : Interest Expense	(616.1)	(1,932.1)	(398.4)	37.9	(2,908.7)	(619.3)	(1,974.0)	(405.9)	(86.4)	(3,085.6)	(619.3)	(2,015.1)	(416.4)	(196.0)	(3,246.7)
(Less) : Maintenance CAPEX	(65.8)	(489.4)	(48.3)	0.0	(603.5)	(65.8)	(501.2)	(51.2)	0.0	(618.1)	(65.8)	(526.2)	(53.7)	0.0	(645.8)
(Less) : Taxes	(1,222.5)	0.0	0.0	483.9	(738.6)	(1,251.0)	0.0	0.0	400.1	(850.9)	(1,421.2)	0.0	0.0	440.1	(981.1)
(Less) : G&A / Other	(34.9)	(105.9)	(10.8)	20.0	(131.7)	(34.4)	(105.9)	(10.8)	20.0	(131.2)	(34.4)	(105.9)	(10.8)	20.0	(131.2)
Cash Available for Dividends	**$2,351.1**	**$7,018.4**	**$1,041.4**		**$6,877.3**	**$2,572.8**	**$7,442.0**	**$1,106.0**		**$7,126.2**	**$2,669.8**	**$7,877.0**	**$1,171.6**		**$7,387.1**
Total Dividend Coverage[1]	$0.7	($8.3)	$24.0		$781.3	$0.0	$0.0	$24.0		$420.6	$0.0	$0.0	$24.0		$346.2
Total Dividend Coverage Ratio[1]	1.00x	1.00x	1.02x		1.13x	1.00x	1.00x	1.02x		1.06x	1.00x	1.00x	1.02x		1.05x
Total Dividend[2]	$2,350.4	$7,026.7	$1,017.4		$6,096.0	$2,572.8	$7,442.0	$1,081.9		$6,705.6	$2,669.8	$7,877.0	$1,147.6		$7,040.9
Dividend Paying Shares (mm)	1,063.527	552.067	255.683	1,226.486	2,290.012	1,063.527	571.764	257.360	1,226.486	2,290.012	1,063.527	584.665	260.753	1,226.486	2,290.012
KMI CAFD per Share	**$2.21**				**$3.00**	**$2.42**				**$3.11**	**$2.51**				**$3.23**
Accretion / (Dilution)					**$0.79**					**$0.69**					**$0.72**
Accretion / (Dilution)					**35.8%**					**28.6%**					**28.5%**
KMI Dividend per Share	**$2.21**				**$2.66**	**$2.42**				**$2.93**	**$2.51**				**$3.07**
Accretion / (Dilution)					**$0.45**					**$0.51**					**$0.56**
Accretion / (Dilution)					**20.5%**					**21.0%**					**22.5%**
Growth Rate	**7.3%**				**10.0%**	**9.5%**				**10.0%**	**3.8%**				**5.0%**
KMP / KMR Distribution per Unit		**$6.96**			**$6.58**		**$7.09**			**$7.23**		**$7.31**			**$7.60**
Accretion / (Dilution)					**($0.38)**					**$0.15**					**$0.29**
Accretion / (Dilution)					**(5.5%)**					**2.1%**					**4.0%**
Growth Rate		**7.7%**			**10.0%**		**1.9%**			**10.0%**		**3.0%**			**5.0%**
EPB Distribution per Unit			**$2.78**		**$2.91**			**$2.89**		**$3.20**			**$2.99**		**$3.36**
Accretion / (Dilution)					**$0.13**					**$0.31**					**$0.37**
Accretion / (Dilution)					**4.6%**					**10.6%**					**12.3%**
Growth Rate			**1.9%**		**10.0%**			**4.0%**		**10.0%**			**3.4%**		**5.0%**
Debt / EBITDA	**2.5x**	**3.5x**	**4.1x**		**5.1x**	**2.4x**	**3.4x**	**4.0x**		**5.0x**	**2.2x**	**3.3x**	**3.9x**		**4.9x**

Source: Kinder Morgan management projections.
Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 87.9% stock consideration.
(1) Coverage based off of fully diluted share count, which includes effect of warrants.
(2) Total dividend based off of basic share count.

26

citi

Accretion / (Dilution) (Cont'd)

Preliminary – Subject to Further Revision

2021

($mm)	Standalone KMI	Standalone KMP / KMR	Standalone EPB	Transaction Adjustments	Pro Forma Combined
EBITDA	$215.1	$11,050.4	$1,735.2	$0.0	$13,000.7
LP and GP / IDR Distributions	4,877.3	0.0	0.0	(4,877.3)	0.0
(Less) : Interest Expense	(619.3)	(2,054.0)	(427.4)	(322.5)	(3,423.2)
(Less) : Maintenance CAPEX	(65.8)	(552.5)	(56.4)	0.0	(674.8)
(Less) : Taxes	(1,509.5)	0.0	0.0	412.2	(1,097.3)
(Less) : G&A / Other	(34.4)	(105.9)	(10.8)	20.0	(131.2)
Cash Available for Dividends	**$2,863.3**	**$8,337.9**	**$1,240.6**		**$7,674.2**
Total Dividend Coverage[1]	$0.0	$0.0	$24.0		$281.3
Total Dividend Coverage Ratio[1]	1.00x	1.00x	1.02x		1.04x
Total Dividend[2]	$2,863.3	$8,337.9	$1,216.5		$7,392.9
Dividend Paying Shares (mm)	1,063.527	598.471	264.228	1,226.486	2,290.012
KMI CAFD per Share	$2.69				$3.35
Accretion / (Dilution)					$0.66
Accretion / (Dilution)					24.5%
KMI Dividend per Share	$2.69				$3.23
Accretion / (Dilution)					$0.54
Accretion / (Dilution)					19.9%
Growth Rate	7.2%				5.0%
KMP / KMR Distribution per Unit		$7.52			$7.98
Accretion / (Dilution)					$0.45
Accretion / (Dilution)					6.0%
Growth Rate		3.0%			5.0%
EPB Distribution per Unit			$3.09		$3.53
Accretion / (Dilution)					$0.44
Accretion / (Dilution)					14.1%
Growth Rate			3.4%		5.0%
Debt / EBITDA	2.1x	3.2x	3.8x		4.9x

2022

($mm)	Standalone KMI	Standalone KMP / KMR	Standalone EPB	Transaction Adjustments	Pro Forma Combined
EBITDA	$215.1	$11,602.9	$1,822.0	$0.0	$13,640.0
LP and GP / IDR Distributions	5,174.6	0.0	0.0	(5,174.6)	0.0
(Less) : Interest Expense	(619.3)	(2,090.4)	(439.0)	(466.9)	(3,615.6)
(Less) : Maintenance CAPEX	(65.8)	(580.1)	(59.2)	0.0	(705.2)
(Less) : Taxes	(1,599.8)	0.0	0.0	399.3	(1,200.5)
(Less) : G&A / Other	(34.4)	(105.9)	(10.8)	20.0	(131.2)
Cash Available for Dividends	**$3,070.3**	**$8,826.4**	**$1,313.0**		**$7,987.5**
Total Dividend Coverage[1]	$0.0	$0.0	$24.0		$224.9
Total Dividend Coverage Ratio[1]	1.00x	1.00x	1.02x		1.03x
Total Dividend[2]	$3,070.3	$8,826.4	$1,288.9		$7,762.6
Dividend Paying Shares (mm)	1,063.527	613.245	267.785	1,226.486	2,290.012
KMI CAFD per Share	$2.89				$3.49
Accretion / (Dilution)					$0.60
Accretion / (Dilution)					20.8%
KMI Dividend per Share	$2.89				$3.39
Accretion / (Dilution)					$0.50
Accretion / (Dilution)					17.4%
Growth Rate	7.2%				5.0%
KMP / KMR Distribution per Unit		$7.74			$8.37
Accretion / (Dilution)					$0.63
Accretion / (Dilution)					8.2%
Growth Rate		2.9%			5.0%
EPB Distribution per Unit			$3.20		$3.70
Accretion / (Dilution)					$0.51
Accretion / (Dilution)					15.9%
Growth Rate			3.4%		5.0%
Debt / EBITDA	2.0x	3.1x	3.8x		4.8x

2023

($mm)	Standalone KMI	Standalone KMP / KMR	Standalone EPB	Transaction Adjustments	Pro Forma Combined
EBITDA	$215.1	$12,183.1	$1,913.1	$0.0	$14,311.3
LP and GP / IDR Distributions	5,488.2	0.0	0.0	(5,488.2)	0.0
(Less) : Interest Expense	(619.3)	(2,123.7)	(451.1)	(630.5)	(3,824.6)
(Less) : Maintenance CAPEX	(65.8)	(609.2)	(62.2)	0.0	(737.2)
(Less) : Taxes	(1,694.5)	0.0	0.0	399.8	(1,294.6)
(Less) : G&A / Other	(34.4)	(105.9)	(10.8)	20.0	(131.2)
Cash Available for Dividends	**$3,289.3**	**$9,344.3**	**$1,389.0**		**$8,323.7**
Total Dividend Coverage[1]	$0.0	$0.0	$24.0		$173.0
Total Dividend Coverage Ratio[1]	1.00x	1.00x	1.02x		1.02x
Total Dividend[2]	$3,289.3	$9,344.3	$1,364.9		$8,150.7
Dividend Paying Shares (mm)	1,063.527	629.054	271.425	1,226.486	2,290.012
KMI CAFD per Share	$3.09				$3.63
Accretion / (Dilution)					$0.54
Accretion / (Dilution)					17.5%
KMI Dividend per Share	$3.09				$3.56
Accretion / (Dilution)					$0.47
Accretion / (Dilution)					15.1%
Growth Rate	7.1%				5.0%
KMP / KMR Distribution per Unit		$7.96			$8.79
Accretion / (Dilution)					$0.83
Accretion / (Dilution)					10.5%
Growth Rate		2.8%			5.0%
EPB Distribution per Unit			$3.31		$3.89
Accretion / (Dilution)					$0.58
Accretion / (Dilution)					17.7%
Growth Rate			3.4%		5.0%
Debt / EBITDA	1.9x	3.0x	3.7x		4.8x

Source: Kinder Morgan management projections.
Note: Assumes KMI acquires KMP and EPB at a 10% premium to current unit price, and KMR at the same price as KMP. Assumes 87.9% stock consideration.
(1) Coverage based off of fully diluted share count, which includes effect of warrants.
(2) Total dividend based off of basic share count.

27

citi

C. Precedent Transactions

Selected Precedent GP Transactions – Premiums Paid

Preliminary – Subject to Further Revision

Acquiror	MarkWest Energy Partners /	Hamm Family Trusts /	Magellan Midstream Partners /	Buckeye Partners /	Enterprise Products Partners /	Inergy LP /	Penn Virginia Resource Partners /
Target	MarkWest Hydrocarbon	Hiland Holdings GP LP	Magellan Midstream Holdings	Buckeye GP Holdings	Enterprise GP Holdings	Inergy Holdings	Penn Virginia GP Holdings
Date Announced	09/05/07	01/15/09	03/04/09	06/11/10	09/03/10	08/09/10	09/21/10
Transaction Value ($MM)	$1,812.5	$211.6	$2,187.0	$2,651.7	$21,941.7	$2,082.9	$1,614.9
Acquiror Indicative Yield	6.6%	NA	9.8%	6.5%	6.0%	6.5%	7.5%
Target Indicative Yield	2.9	NM	9.8	5.5	4.6	4.3	7.0
GP's LP Ownership (%)	15.0	57.5	2.0	0.7	5.4	7.1	39.0
Transaction Metrics							
% Premium to Purchase Price							
1-Day	22.1%	12.7%	25.1%	31.5%	15.6%	4.0%	9.4%
1-Month	22.4	16.4	20.1	26.9	11.4	24.8	27.0
1-Month Average	20.1	18.5	16.7	32.2	17.1	13.6	19.0
% Premium to Exchange Ratio							
1-Day	22.1%	NA	25.1%	31.5%	15.6%	4.0%	9.4%
1-Month	25.2	NA	40.0	27.0	9.4	12.7	15.9
1-Month Average	22.5	NA	32.1	29.7	13.7	9.3	12.0
Target Distribution	$1.44	$1.27	$1.44	$1.72	$2.24	$1.36	$1.56
Acquiror Distribution	2.12	NA	1.42	3.80	2.30	2.82	1.88
PF Target Distribution (1)	$4.58	NA	$1.80	$2.78	$3.54	$2.17	$1.88
% Accretion / Dilution	218.3%	NA	25.1%	61.9%	58.0%	59.6%	20.6%
PF Acquiror Distribution (2)	$2.40	NA	$1.42	$3.95	$2.36	$2.82	$1.92

Premiums Paid

% Premium to Purchase Price

Period	High	Low	Median	Mean
1-Day	31.5%	4.0%	15.6%	17.2%
1-Month	27.0	11.4	22.4	21.3
1-Month Average	32.2	13.6	18.5	19.6

% Premium to Exchange Ratio

Period	High	Low	Median	Mean
1-Day	31.5%	4.0%	18.8%	17.9%
1-Month	40.0	9.4	20.6	21.7
1-Month Average	32.1	9.3	18.1	19.9

Source: Herolds and Public Filings.
Note: NA denotes not publicly available. NM denotes not meaningful.
(1) PF Target Distribution calculated as PF Acquiror Distribution multiplied by exchange ratio.
(2) PF Acquiror Distribution based on first quarterly distribution of PF company after transaction closing.

28

Selected Precedent MLP Transactions – Premiums Paid

Preliminary – Subject to Further Revision

	Kinder Morgan / Santa Fe Pacific Pipeline	Enterprise Products / GulfTerra	Valero / Kaneb	Plains All American / Pacific Energy	Enterprise Products / TEPPCO	Kinder Morgan / Copano	Inergy Midstream / Crestwood Midstream	Regency / PVR
Date Announced	10/20/1997	12/14/2003	11/01/2004	06/12/2006	06/29/2009	01/29/2013	05/06/2013	10/10/2013
Transaction Value ($MM)	$1,421	$4,633	$2,806	$2,390	$6,484	$4,759	$2,650	$5,600
Value Attributable to GP	85	850	221	329	560	NA	450	NA
Consideration to LP (% Units)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	97.8%	99.0%
Consideration to GP (% Cash)	100.0	93.5	100.0	100.0	0.0	NA	0.0	0.0
Acquiror Indicative Yield	5.1	6.4	5.7	6.1	8.6	5.8	6.4	7.2
Target Indicative Yield	7.3	7.0	6.7	7.1	10.1	6.9	8.3	9.6
GP's LP Ownership (%)	42	31	18	27	16	NA	43	NA
LP Transaction Metrics								
% Premium to Purchase Price								
1-Day	31.8%	2.2%	21.2%	10.6%	9.3%	22.4%	7.0%	25.7%
1-Month	39.0	2.7	18.6	13.4	9.1	31.2	12.0	15.9
1-Month Average	36.8	2.6	18.7	13.9	8.1	32.3	9.7	23.6
% Premium to Exchange Ratio								
1-Day	31.8%	2.2%	21.2%	10.6%	9.3%	22.4%	7.0%	25.7%
1-Month	27.1	(0.5)	17.5	10.5	9.3	14.2	7.0	16.1
1-Month Average	28.1	3.3	18.5	13.8	9.2	16.3	7.0	24.5
Target Standalone Distribution	$3.00	$2.84	$3.42	$2.27	$2.90	$2.30	$2.04	$2.20
PF Target Distribution [1]	3.13	2.86	3.74	2.46	2.74	2.41	1.69	2.07
% Accretion / Dilution	4.3%	0.7%	9.4%	8.5%	(5.5%)	4.8%	(17.1%)	(6.1%)
Acquiror Standalone Distribution	$2.00	$1.45	$3.20	$2.83	$2.18	$5.16	$1.58	$2.01
PF Acquiror Distribution [2]	2.25	1.58	3.42	3.20	2.21	5.28	NA	NA

Premiums Paid

% Premium to Purchase Price

Period	High	Low	Median	Mean
1-Day	31.8%	2.2%	15.9%	16.3%
1-Month	39.0	2.7	14.7	17.7
1-Month Average	36.8	2.6	16.3	18.2

% Premium to Exchange Ratio

Period	High	Low	Median	Mean
1-Day	31.8%	2.2%	15.9%	16.3%
1-Month	27.1	(0.5)	12.3	12.7
1-Month Average	28.1	3.3	15.1	15.1

Source: Herolds and Public Filings.
Note: NA denotes not publicly available.
(1) PF Target Distribution calculated as PF Acquiror Distribution multiplied by exchange ratio.
(2) PF Target Acquiror Distribution based on first quarterly distribution of PF company after transaction closing.

29

citi

Selected Precedent GP Transactions

Preliminary – Subject to Further Revision

Date Announced	Acquiror	Seller	Description	Purchase Price[1] (US$mm)	Indicative GP Dist. at Purchase (US$mm)	GP % of Distributed Cash Flow (%)	Implied Purchase Mult. Current Dist to GP (x)	Implied Purchase Mult. Forward Dist to GP[2] (x)	Implied Purchase Mult. Forward DCF to GP[2] (x)	GP Incentive Distribution Tier at Annc. (%)	GP Incentive Distribution Type of Transaction
Low-Tier (2-15% GP IDR Tier at Announcement)											
03/03/14	QR Energy, LP[3]	QRE GP, LLC	100% of GP	$174.2	$5.4	3.5%	32.4x	24.9x	NA	NA	GP Sale
06/08/12	Global Infrastructure Partners	Chesapeake Midstream Partners	50% of CHKM GP	212.7	3.8	2.9	56.5	20.9	12.8	15.0	GP Sale
06/19/07	GE Energy Financial Services	HM Capital Partners	91% of RGNC GP	151.3	1.3	2.0	112.4	38.4	30.9	2.0	GP Sale
07/28/06	Suburban Propane Partners, L.P.	Suburban Energy Services Group	100% of IDRs / GP Int	75.7	3.5	4.1	21.9	21.9	18.0	15.0	IDR Elim
06/12/06	Plains All American Pipeline	LB Pacific, LP	100% of PPX GP	366.3	3.2	3.4	115.5	109.5	78.7	15.0	MLP Merger
11/01/04	Lehman Bros. Merchant Banking	Pacific Energy Partners	100% of PPX GP	65.0	1.2	2.0	53.8	52.5	24.3	2.0	GP Sale
06/11/01	Investor Group (Kayne/EnCap/Mgmt)	Plains Resources Inc.	54% of PAA GP	40.5	0.8	2.8	49.1	NA	NA	15.0	GP Sale
02/14/97	Kinder Morgan, Inc.	Enron Liquids Pipeline Co.	100% of ELP Co. GP	18.7	0.4	2.6	42.9	NA	NA	15.0	GP Sale
				Mean		**2.9%**	**60.6x**	**44.7x**	**32.9x**		
				Median		**2.8**	**51.4**	**31.6**	**24.3**		
Mid-Tier (25-30% GP IDR Tier at Announcement)											
12/11/2012	The Williams Companies, Inc.	Global Infrastructure Partners	50% of ACMP GP	$651.5	$10.8	4.0%	60.3x	34.8x	10.1x	25.0%	GP Sale
04/30/12	Energy Transfer Partners	Sunoco	100% of SXL GP	1,798.0	58.3	33.7	30.8	28.4	NA	37.0	GP Sale
09/07/10	Enterprise Products Partners L.P.	Enterprise GP Holdings L.P.	100% of EPE	6,908.5	269.2	15.4	25.7	22.7	18.1	25.0	IDR Elim
07/22/10	Crestwood/First Reserve	Quicksilver Resources Inc.	100% of KGS GP	336.4	2.9	5.7	115.6	22.4	NA	24.6	GP Sale
05/11/10	Energy Transfer Equity, L.P.	GE Financial Services, Inc.	100% of RGNC GP	300.0	6.3	3.7	47.6	45.4	37.5	25.0	GP Sale
05/07/07	Enterprise GP Holdings, L.P.	Enterprise Products Company	100% of TPP GP	901.3	48.3	16.4	18.7	17.1	15.4	25.0	GP Sale
02/15/06	ONEOK, Inc.	TransCanada	17.5% of NBP GP	40.0	2.0	7.0	20.5	20.5	13.6	25.0	GP Sale
01/14/05	EPCO Inc.	El Paso Corp.	9.9% of EPD GP	65.9	6.3	10.0	10.4	8.5	7.0	25.0	GP Sale
11/01/04	Valero LP	Kaneb Services LLC	100% of KPP GP	211.4	11.0	10.2	19.3	17.7	12.4	30.0	MLP Merger
09/17/04	ONEOK, Inc.	Southern Union (CrossCountry)	82.5% of NBP GP	154.3	9.2	7.0	16.8	NA	11.1	25.0	GP Sale
07/12/04	Vulcan Energy	Plains Resources Inc.	44% of PAA GP	142.4	5.2	7.2	27.1	27.1	25.7	25.0	GP Sale
03/05/04	Carlyle/Riverstone	Glenmoor (BPL GP)	100% of GP	235.0	13.5	16.6	17.4	17.4	12.7	32.0	GP Sale
11/07/03	Energy Transfer	Various Utilities	100% of GP	30.6	2.3	4.6	13.6	11.5	7.5	25.0	GP Sale
06/17/03	Carlyle/Riverstone & Madison Dearborn	The Williams Companies	100% of WEG GP	315.0	6.2	7.1	50.9	44.4	13.9	25.0	GP Sale
08/16/02	TransCanada Pipelines Ltd	The Williams Companies	17.5% of NBP GP	12.0	1.8	7.0	6.5	NA	3.8	25.0	GP Sale
03/06/98	Kinder Morgan Energy Partners, L.P.	Santa Fe Pacific Pipeline Partners	100% of SFL GP	90.2	4.0	6.5	22.8	NA	NA	30.0	MLP Merger
				Mean		**10.1%**	**31.5x**	**24.5x**	**14.5x**		
				Median		**7.0**	**21.6**	**22.4**	**12.7**		
High-Tier (45-50% GP IDR Tier at Announcement)											
05/06/13	Inergy, L.P.	Crestwood Holdings Partners LLC	100% of IDRs / GP Int	$450.0	$21.0	16.1%	21.4x	17.0x	14.9x	50.0%	GP Sale
12/28/10	Genesis Energy, L.P.	Quintana and GEL Management	100% of IDRs / GP Int	666.8	15.7	18.4	42.6	27.2	17.1	51.0	IDR Elim
09/21/10	Penn Virginia Resource Partners, L.P.	Penn Virginia GP Holdings, L.P.	100% of PVG	459.8	26.4	21.2	17.4	12.3	8.1	50.0	IDR Elim
09/20/10	Natural Resource Partners L.P.	NRP (GP) LP	100% of IDRs	864.0	55.2	26.0	15.7	15.7	18.3	50.0	IDR Elim
08/09/10	Inergy, L.P.	Inergy Holdings, L.P.	100% of NRGP	1,978.0	72.5	28.1	27.3	23.4	22.2	48.7	IDR Elim
06/11/10	Buckeye Partners, L.P.	Buckeye GP Holdings, L.P.	100.0% of BGH	1,155.9	51.4	20.8	22.5	22.2	19.2	45.0	IDR Elim
02/05/10	Quintana Capital Group	Denbury Resources	100% of GEL GP	100.0	9.4	14.1	12.9	8.1	7.0	51.0	GP Sale
03/03/09	Magellan Midstream Partners, L.P.	Magellan Midstream Holdings, L.P.	100% of MGG	1,147.9	93.9	33.1	12.2	11.6	10.2	50.0	IDR Elim
09/05/07	MarkWest Energy Partners, L.P.	MarkWest Hydrocarbon, Inc.	100% of MWP	650.1	27.5	26.2	23.7	18.1	14.9	50.0	IDR Elim
05/07/07	Enterprise GP Holdings, L.P.	Insiders	17.6% of ETE	968.0	40.5	34.8	23.9	17.1	14.1	50.0	GP Sale
11/01/06	Energy Transfer Equity, L.P.	Energy Transfer Investments, L.P.	50% IDR tier of ETP	2,481.8	184.7	33.8	13.4	11.0	10.6	50.0	GP Sale
02/24/05	Enterprise Products Company	Duke Energy Field Services	100% of TPP GP	1,100.0	67.7	28.8	16.3	15.2	14.6	50.0	GP Sale
12/15/03	Enterprise Products Partners	El Paso Corp.	50% of GTM GP	425.0	42.2	29.8	10.1	11.0	9.8	49.0	MLP Merger
10/03/03	Goldman Sachs	El Paso Corp.	9.9% of GTM GP	88.0	7.1	29.4	12.4	11.5	10.6	49.0	GP Sale
04/03/00	Duke Energy Field Services, L.L.C.	Duke Energy Corp.	100% of TPP GP	NA	10.7	14.6	NA	NA	NA	50.0	GP Sale
07/08/99	KN Energy, Inc.	Kinder Morgan, Inc.	100% of KMP GP	598.9	55.7	28.9	10.8	NA	10.5	50.0	GP Sale
				Mean		**25.2%**	**18.8x**	**15.8x**	**13.5x**		
				Median		**27.1**	**16.3**	**15.4**	**14.1**		

Source: Public Filings.
Note: NA denotes not publicly available.
(1) Adjusted for acquisition value of other assets or MLP interests acquired concurrently.
(2) Based on full distribution of forward-year distributions / distributable cash flow at time of announced transaction as projected by Wall Street research.
(3) Consideration estimated by subtracting discounted unrealized LP distributions from implied value of units on trading day prior to announcement. Value of units on trading day prior to announcement (3/2/14) was equal to $17.54, implying a value of $203mm for 11.6mm units. LP distributions estimated to be constant at $1.95 / year. Equity discount rate of 14% was applied.

30

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D. Shareholder Analysis

KMI vs. Selected Public Companies

Top 30 Shareholder Analysis

Ranked by Selected Public Companies Holdings

Total Rank	Investor	KMI Holdings ($MM)	Selected Public Companies Holdings ($MM)	Holder of D	WMB	ENB	TRP	SE	SRE	OKE	NI	% of Shares Outstanding
1	RBC Global Asset Management, Inc.	$1	$5,757	$1	$60	$2,934	$2,613	$36	$67	$15	$31	2.4%
2	Capital Research & Management Co. (World Investors)	864	5,031	517	0	3,003	0	1,273	0	238	0	2.1
3	Fidelity Management & Research Co.	96	4,459	403	1,143	679	391	191	1,021	192	441	1.9
4	1832 Asset Management LP	17	3,897	1	3	2,111	1,782	1	0	0	0	1.6
5	TD Asset Management, Inc.	11	3,647	54	20	1,867	1,633	38	19	9	7	1.5
6	Franklin Advisers, Inc.	146	3,308	952	690	20	89	590	913	0	54	1.4
7	Capital Research & Management Co. (Global Investors)	1,274	2,801	1,717	0	7	0	223	854	0	0	1.2
8	Deutsche Asset & Wealth Management Investment GmbH	3	2,433	220	133	401	589	433	331	6	320	1.0
9	Corvex Management LP	0	2,431	0	2,431	0	0	0	0	0	0	1.0
10	Wellington Management Co. LLP	0	2,294	908	1	1,314	0	60	10	0	1	1.0
11	JPMorgan Investment Management, Inc.	163	2,279	422	359	11	38	5	849	2	593	1.0
12	Norges Bank Investment Management	201	1,912	324	364	366	233	204	238	95	88	0.8
13	T. Rowe Price Associates, Inc.	38	1,773	64	82	1	1	575	68	22	960	0.7
14	Neuberger Berman LLC	95	1,712	248	482	169	1	218	93	348	153	0.7
15	The Caisse de depot et placement du Quebec	0	1,686	23	23	1,517	17	56	21	8	21	0.7
16	Tortoise Capital Advisors LLC	5	1,664	0	420	99	69	420	15	505	137	0.7
17	BlackRock Advisors LLC	295	1,422	607	113	8	0	267	355	37	36	0.6
18	Massachusetts Financial Services Co.	305	1,357	157	245	198	136	194	173	173	81	0.6
19	Soroban Capital Partners LLC	0	1,225	0	1,225	0	0	0	0	0	0	0.5
20	Deutsche Bank Investment Management, Inc.	124	1,159	103	70	249	281	210	170	7	70	0.5
21	TIAA-CREF Investment Management LLC	80	1,157	166	312	0	0	238	249	124	69	0.5
22	I. G. Investment Management Ltd.	0	1,142	0	17	416	701	7	0	0	0	0.5
23	Mellon Capital Management Corp.	186	1,139	231	286	108	29	203	130	83	68	0.5
24	Kayne Anderson Capital Advisors LP	336	1,136	0	501	81	7	75	0	443	28	0.5
25	Jarislowsky Fraser Ltd.	0	1,030	0	0	632	380	18	0	0	0	0.4
26	Pictet Asset Management SA	14	973	263	53	0	0	206	188	97	165	0.4
27	Brookfield Investment Management, Inc.	2	849	0	260	6	5	273	206	0	98	0.4
28	The Bank of New York Mellon Corp. (Asset Management)	123	817	164	181	14	18	118	182	77	62	0.3
29	Franklin Templeton Investments Corp.	0	804	0	0	414	390	0	0	0	0	0.3
30	Columbia Management Investment Advisers LLC	159	773	170	199	1	1	114	259	21	8	0.3
	Total Top 30	**$4,539**	**$62,067**	**$7,715**	**$9,673**	**$16,627**	**$9,402**	**$6,245**	**$6,411**	**$2,503**	**$3,490**	**26.1%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

31

citi

KMP vs. Selected Public Companies

Top 30 Shareholder Analysis

Ranked by Selected Public Companies Holdings

Total Rank	Investor	KMP Holdings ($MM)	Selected Public Companies Holdings ($MM)	Holder of D	WMB	ENB	TRP	SE	SRE	OKE	NI	% of Shares Outstanding
1	RBC Global Asset Management, Inc.	$1	$5,757	$1	$60	$2,934	$2,613	$36	$67	$15	$31	2.4%
2	Capital Research & Management Co. (World Investors)	0	5,031	517	0	3,003	0	1,273	0	238	0	2.1
3	Fidelity Management & Research Co.	0	4,459	403	1,143	679	391	191	1,021	192	441	1.9
4	1832 Asset Management LP	0	3,897	1	3	2,111	1,782	1	0	0	0	1.6
5	TD Asset Management, Inc.	8	3,647	54	20	1,867	1,633	38	19	9	7	1.5
6	Franklin Advisers, Inc.	0	3,308	952	690	20	89	590	913	0	54	1.4
7	Capital Research & Management Co. (Global Investors)	0	2,801	1,717	0	7	0	223	854	0	0	1.2
8	Deutsche Asset & Wealth Management Investment GmbH	0	2,433	220	133	401	589	433	331	6	320	1.0
9	Corvex Management LP	0	2,431	0	2,431	0	0	0	0	0	0	1.0
10	Wellington Management Co. LLP	0	2,294	908	1	1,314	0	60	10	0	1	1.0
11	JPMorgan Investment Management, Inc.	0	2,279	422	359	11	38	5	849	2	593	1.0
12	Norges Bank Investment Management	0	1,912	324	364	366	233	204	238	95	88	0.8
13	T. Row e Price Associates, Inc.	0	1,773	64	82	1	1	575	68	22	960	0.7
14	Neuberger Berman LLC	24	1,712	248	482	169	1	218	93	348	153	0.7
15	The Caisse de depot et placement du Quebec	0	1,686	23	23	1,517	17	56	21	8	21	0.7
16	Tortoise Capital Advisors LLC	93	1,664	0	420	99	69	420	15	505	137	0.7
17	BlackRock Advisors LLC	1	1,422	607	113	8	0	267	355	37	36	0.6
18	Massachusetts Financial Services Co.	0	1,357	157	245	198	136	194	173	173	81	0.6
19	Soroban Capital Partners LLC	0	1,225	0	1,225	0	0	0	0	0	0	0.5
20	Deutsche Bank Investment Management, Inc.	156	1,159	103	70	249	281	210	170	7	70	0.5
21	TIAA-CREF Investment Management LLC	0	1,157	166	312	0	0	238	249	124	69	0.5
22	I. G. Investment Management Ltd.	0	1,142	0	17	416	701	7	0	0	0	0.5
23	Mellon Capital Management Corp.	0	1,139	231	286	108	29	203	130	83	68	0.5
24	Kayne Anderson Capital Advisors LP	265	1,136	0	501	81	7	75	0	443	28	0.5
25	Jarislow sky Fraser Ltd.	0	1,030	0	0	632	380	18	0	0	0	0.4
26	Pictet Asset Management SA	0	973	263	53	0	0	206	188	97	165	0.4
27	Brookfield Investment Management, Inc.	0	849	0	260	6	5	273	206	0	98	0.4
28	The Bank of New York Mellon Corp. (Asset Management)	46	817	164	181	14	18	118	182	77	62	0.3
29	Franklin Templeton Investments Corp.	0	804	0	0	414	390	0	0	0	0	0.3
30	Columbia Management Investment Advisers LLC	3	773	170	199	1	1	114	259	21	8	0.3
	Total Top 30	**$599**	**$62,067**	**$7,715**	**$9,673**	**$16,627**	**$9,402**	**$6,245**	**$6,411**	**$2,503**	**$3,490**	**26.1%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

32

KMR vs. Selected Public Companies

Top 30 Shareholder Analysis

Ranked by Selected Public Companies Holdings

Total Rank	Investor	KMR Holdings ($MM)	Selected Public Companies Holdings ($MM)	Holder of								% of Shares Outstanding
				D	WMB	ENB	TRP	SE	SRE	OKE	NI	
1	RBC Global Asset Management, Inc.	$0	$5,757	$1	$60	$2,934	$2,613	$36	$67	$15	$31	2.4%
2	Capital Research & Management Co. (World Investors)	0	5,031	517	0	3,003	0	1,273	0	238	0	2.1
3	Fidelity Management & Research Co.	0	4,459	403	1,143	679	391	191	1,021	192	441	1.9
4	1832 Asset Management LP	0	3,897	1	3	2,111	1,782	1	0	0	0	1.6
5	TD Asset Management, Inc.	0	3,647	54	20	1,867	1,633	38	19	9	7	1.5
6	Franklin Advisers, Inc.	0	3,308	952	690	20	89	590	913	0	54	1.4
7	Capital Research & Management Co. (Global Investors)	0	2,801	1,717	0	7	0	223	854	0	0	1.2
8	Deutsche Asset & Wealth Management Investment GmbH	5	2,433	220	133	401	589	433	331	6	320	1.0
9	Corvex Management LP	0	2,431	0	2,431	0	0	0	0	0	0	1.0
10	Wellington Management Co. LLP	0	2,294	908	1	1,314	0	60	10	0	1	1.0
11	JPMorgan Investment Management, Inc.	0	2,279	422	359	11	38	5	849	2	593	1.0
12	Norges Bank Investment Management	0	1,912	324	364	366	233	204	238	95	88	0.8
13	T. Rowe Price Associates, Inc.	0	1,773	64	82	1	1	575	68	22	960	0.7
14	Neuberger Berman LLC	14	1,712	248	482	169	1	218	93	348	153	0.7
15	The Caisse de depot et placement du Quebec	0	1,686	23	23	1,517	17	56	21	8	21	0.7
16	Tortoise Capital Advisors LLC	251	1,664	0	420	99	69	420	15	505	137	0.7
17	BlackRock Advisors LLC	17	1,422	607	113	8	0	267	355	37	36	0.6
18	Massachusetts Financial Services Co.	0	1,357	157	245	198	136	194	173	173	81	0.6
19	Soroban Capital Partners LLC	0	1,225	0	1,225	0	0	0	0	0	0	0.5
20	Deutsche Bank Investment Management, Inc.	32	1,159	103	70	249	281	210	170	7	70	0.5
21	TIAA-CREF Investment Management LLC	2	1,157	166	312	0	0	238	249	124	69	0.5
22	I. G. Investment Management Ltd.	0	1,142	0	17	416	701	7	0	0	0	0.5
23	Mellon Capital Management Corp.	4	1,139	231	286	108	29	203	130	83	68	0.5
24	Kayne Anderson Capital Advisors LP	886	1,136	0	501	81	7	75	0	443	28	0.5
25	Jarislowsky Fraser Ltd.	0	1,030	0	0	632	380	18	0	0	0	0.4
26	Pictet Asset Management SA	4	973	263	53	0	0	206	188	97	165	0.4
27	Brookfield Investment Management, Inc.	0	849	0	260	6	5	273	206	0	98	0.4
28	The Bank of New York Mellon Corp. (Asset Management)	16	817	164	181	14	18	118	182	77	62	0.3
29	Franklin Templeton Investments Corp.	0	804	0	0	414	390	0	0	0	0	0.3
30	Columbia Management Investment Advisers LLC	11	773	170	199	1	1	114	259	21	8	0.3
	Total Top 30	**$1,242**	**$62,067**	**$7,715**	**$9,673**	**$16,627**	**$9,402**	**$6,245**	**$6,411**	**$2,503**	**$3,490**	**26.1%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

33

EPB vs. Selected Public Companies

Top 30 Shareholder Analysis

Ranked by Selected Public Companies Holdings

Total Rank	Investor	EPB Holdings ($MM)	Selected Public Companies Holdings ($MM)	Holder of D	WMB	ENB	TRP	SE	SRE	OKE	NI	% of Shares Outstanding
1	RBC Global Asset Management, Inc.	$0	$5,757	$1	$60	$2,934	$2,613	$36	$67	$15	$31	2.4%
2	Capital Research & Management Co. (World Investors)	0	5,031	517	0	3,003	0	1,273	0	238	0	2.1
3	Fidelity Management & Research Co.	13	4,459	403	1,143	679	391	191	1,021	192	441	1.9
4	1832 Asset Management LP	0	3,897	1	3	2,111	1,782	1	0	0	0	1.6
5	TD Asset Management, Inc.	0	3,647	54	20	1,867	1,633	38	19	9	7	1.5
6	Franklin Advisers, Inc.	0	3,308	952	690	20	89	590	913	0	54	1.4
7	Capital Research & Management Co. (Global Investors)	0	2,801	1,717	0	7	0	223	854	0	0	1.2
8	Deutsche Asset & Wealth Management Investment GmbH	304	2,433	220	133	401	589	433	331	6	320	1.0
9	Corvex Management LP	0	2,431	0	2,431	0	0	0	0	0	0	1.0
10	Wellington Management Co. LLP	0	2,294	908	1	1,314	0	60	10	0	1	1.0
11	JPMorgan Investment Management, Inc.	0	2,279	422	359	11	38	5	849	2	593	1.0
12	Norges Bank Investment Management	0	1,912	324	364	366	233	204	238	95	88	0.8
13	T. Rowe Price Associates, Inc.	0	1,773	64	82	1	1	575	68	22	960	0.7
14	Neuberger Berman LLC	5	1,712	248	482	169	1	218	93	348	153	0.7
15	The Caisse de depot et placement du Quebec	0	1,686	23	23	1,517	17	56	21	8	21	0.7
16	Tortoise Capital Advisors LLC	88	1,664	0	420	99	69	420	15	505	137	0.7
17	BlackRock Advisors LLC	0	1,422	607	113	8	0	267	355	37	36	0.6
18	Massachusetts Financial Services Co.	0	1,357	157	245	198	136	194	173	173	81	0.6
19	Soroban Capital Partners LLC	0	1,225	0	1,225	0	0	0	0	0	0	0.5
20	Deutsche Bank Investment Management, Inc.	68	1,159	103	70	249	281	210	170	7	70	0.5
21	TIAA-CREF Investment Management LLC	0	1,157	166	312	0	0	238	249	124	69	0.5
22	I. G. Investment Management Ltd.	0	1,142	0	17	416	701	7	0	0	0	0.5
23	Mellon Capital Management Corp.	0	1,139	231	286	108	29	203	130	83	68	0.5
24	Kayne Anderson Capital Advisors LP	273	1,136	0	501	81	7	75	0	443	28	0.5
25	Jarislowsky Fraser Ltd.	0	1,030	0	0	632	380	18	0	0	0	0.4
26	Pictet Asset Management SA	0	973	263	53	0	0	206	188	97	165	0.4
27	Brookfield Investment Management, Inc.	6	849	0	260	6	5	273	206	0	98	0.4
28	The Bank of New York Mellon Corp. (Asset Management)	8	817	164	181	14	18	118	182	77	62	0.3
29	Franklin Templeton Investments Corp.	0	804	0	0	414	390	0	0	0	0	0.3
30	Columbia Management Investment Advisers LLC	0	773	170	199	1	1	114	259	21	8	0.3
	Total Top 30	**$765**	**$62,067**	**$7,715**	**$9,673**	**$16,627**	**$9,402**	**$6,245**	**$6,411**	**$2,503**	**$3,490**	**26.1%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

34

citi

KMI vs. EPD

Top 30 Shareholder Analysis

Ranked by EPD Holdings

Total Rank	Investor	Holdings of KMI ($MM)	Holding of EPD ($MM)	% of Shares Outstanding
1	Tortoise Capital Advisors LLC	$5	$1,306	1.8%
2	Kayne Anderson Capital Advisors LP	336	1,197	1.6
3	ALPS Advisors, Inc.	14	918	1.3
4	Neuberger Berman LLC	95	752	1.0
5	Deutsche Asset & Wealth Management Investment GmbH	3	733	1.0
6	ClearBridge Investments LLC	1	722	1.0
7	Harvest Fund Advisors LLC	21	712	1.0
8	Fayez Sarofim & Co.	318	634	0.9
9	OppenheimerFunds, Inc.	122	600	0.8
10	Janus Capital Management LLC	0	570	0.8
11	Miller/Howard Investments, Inc.	86	546	0.8
12	AT Investment Advisers, Inc.	27	529	0.7
13	OFI Steelpath, Inc.	0	514	0.7
14	UBS Global Asset Management (Americas), Inc.	106	463	0.6
15	Advisory Research, Inc.	172	391	0.5
16	Cortland Advisers LLC	0	365	0.5
17	Energy Income Partners LLC	113	348	0.5
18	TD Asset Management, Inc.	11	281	0.4
19	Salient Capital Advisors LLC	133	268	0.4
20	Center Coast Capital Advisors LP	88	268	0.4
21	Bank of America, NA (Private Banking)	26	255	0.4
22	Pennsylvania Public School Employees Retirement System	45	244	0.3
23	Eagle Global Advisors LLC	19	220	0.3
24	Chickasaw Capital Management LLC	0	166	0.2
25	Williams, Jones & Associates LLC	1	160	0.2
26	PNC Bank NA (Investment Management)	7	159	0.2
27	First Trust Advisors LP	42	153	0.2
28	Epoch Investment Partners, Inc.	0	125	0.2
29	Deutsche Bank Investment Management, Inc.	124	119	0.2
30	Westwood Management Corp. (Texas)	66	113	0.2
	Total Top 30	**$1,984**	**$13,830**	**19.0%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

35

citi

KMP vs. EPD

Top 30 Shareholder Analysis

Ranked by EPD Holdings

Total Rank	Investor	Holdings of KMP ($MM)	Holding of EPD ($MM)	% of Shares Outstanding
1	Tortoise Capital Advisors LLC	$93	$1,306	1.8%
2	Kayne Anderson Capital Advisors LP	265	1,197	1.6
3	ALPS Advisors, Inc.	853	918	1.3
4	Neuberger Berman LLC	24	752	1.0
5	Deutsche Asset & Wealth Management Investment GmbH	0	733	1.0
6	ClearBridge Investments LLC	270	722	1.0
7	Harvest Fund Advisors LLC	56	712	1.0
8	Fayez Sarofim & Co.	373	634	0.9
9	OppenheimerFunds, Inc.	6	600	0.8
10	Janus Capital Management LLC	0	570	0.8
11	Miller/Howard Investments, Inc.	177	546	0.8
12	AT Investment Advisers, Inc.	73	529	0.7
13	OFI Steelpath, Inc.	0	514	0.7
14	UBS Global Asset Management (Americas), Inc.	122	463	0.6
15	Advisory Research, Inc.	44	391	0.5
16	Cortland Advisers LLC	0	365	0.5
17	Energy Income Partners LLC	57	348	0.5
18	TD Asset Management, Inc.	8	281	0.4
19	Salient Capital Advisors LLC	44	268	0.4
20	Center Coast Capital Advisors LP	1	268	0.4
21	Bank of America, NA (Private Banking)	92	255	0.4
22	Pennsylvania Public School Employees Retirement System	36	244	0.3
23	Eagle Global Advisors LLC	0	220	0.3
24	Chickasaw Capital Management LLC	0	166	0.2
25	Williams, Jones & Associates LLC	10	160	0.2
26	PNC Bank NA (Investment Management)	65	159	0.2
27	First Trust Advisors LP	17	153	0.2
28	Epoch Investment Partners, Inc.	183	125	0.2
29	Deutsche Bank Investment Management, Inc.	156	119	0.2
30	Westwood Management Corp. (Texas)	17	113	0.2
	Total Top 30	**$3,044**	**$13,830**	**19.0%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

36

KMR vs. EPD

Top 30 Shareholder Analysis

Ranked by EPD Holdings

Total Rank	Investor	Holdings of KMR ($MM)	Holding of EPD ($MM)	% of Shares Outstanding
1	Tortoise Capital Advisors LLC	$251	$1,306	1.8%
2	Kayne Anderson Capital Advisors LP	886	1,197	1.6
3	ALPS Advisors, Inc.	0	918	1.3
4	Neuberger Berman LLC	14	752	1.0
5	Deutsche Asset & Wealth Management Investment GmbH	5	733	1.0
6	ClearBridge Investments LLC	368	722	1.0
7	Harvest Fund Advisors LLC	261	712	1.0
8	Fayez Sarofim & Co.	0	634	0.9
9	OppenheimerFunds, Inc.	4	600	0.8
10	Janus Capital Management LLC	0	570	0.8
11	Miller/How ard Investments, Inc.	1	546	0.8
12	AT Investment Advisers, Inc.	61	529	0.7
13	OFI Steelpath, Inc.	0	514	0.7
14	UBS Global Asset Management (Americas), Inc.	30	463	0.6
15	Advisory Research, Inc.	140	391	0.5
16	Cortland Advisers LLC	315	365	0.5
17	Energy Income Partners LLC	274	348	0.5
18	TD Asset Management, Inc.	0	281	0.4
19	Salient Capital Advisors LLC	164	268	0.4
20	Center Coast Capital Advisors LP	264	268	0.4
21	Bank of America, NA (Private Banking)	22	255	0.4
22	Pennsylvania Public School Employees Retirement System	58	244	0.3
23	Eagle Global Advisors LLC	102	220	0.3
24	Chickasaw Capital Management LLC	0	166	0.2
25	Williams, Jones & Associates LLC	0	160	0.2
26	PNC Bank NA (Investment Management)	5	159	0.2
27	First Trust Advisors LP	76	153	0.2
28	Epoch Investment Partners, Inc.	0	125	0.2
29	Deutsche Bank Investment Management, Inc.	32	119	0.2
30	Westw ood Management Corp. (Texas)	0	113	0.2
	Total Top 30	**$3,332**	**$13,830**	**19.0%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

37

citi

EPB vs. EPD

Top 30 Shareholder Analysis

Ranked by EPD Holdings

Total Rank	Investor	Holdings of EPB ($MM)	Holding of EPD ($MM)	% of Shares Outstanding
1	Tortoise Capital Advisors LLC	$88	$1,306	1.8%
2	Kayne Anderson Capital Advisors LP	273	1,197	1.6
3	ALPS Advisors, Inc.	236	918	1.3
4	Neuberger Berman LLC	5	752	1.0
5	Deutsche Asset & Wealth Management Investment GmbH	304	733	1.0
6	ClearBridge Investments LLC	205	722	1.0
7	Harvest Fund Advisors LLC	69	712	1.0
8	Fayez Sarofim & Co.	0	634	0.9
9	OppenheimerFunds, Inc.	333	600	0.8
10	Janus Capital Management LLC	0	570	0.8
11	Miller/How ard Investments, Inc.	17	546	0.8
12	AT Investment Advisers, Inc.	71	529	0.7
13	OFI Steelpath, Inc.	273	514	0.7
14	UBS Global Asset Management (Americas), Inc.	77	463	0.6
15	Advisory Research, Inc.	13	391	0.5
16	Cortland Advisers LLC	0	365	0.5
17	Energy Income Partners LLC	122	348	0.5
18	TD Asset Management, Inc.	0	281	0.4
19	Salient Capital Advisors LLC	18	268	0.4
20	Center Coast Capital Advisors LP	304	268	0.4
21	Bank of America, NA (Private Banking)	4	255	0.4
22	Pennsylvania Public School Employees Retirement System	22	244	0.3
23	Eagle Global Advisors LLC	130	220	0.3
24	Chickasaw Capital Management LLC	3	166	0.2
25	Williams, Jones & Associates LLC	1	160	0.2
26	PNC Bank NA (Investment Management)	3	159	0.2
27	First Trust Advisors LP	37	153	0.2
28	Epoch Investment Partners, Inc.	0	125	0.2
29	Deutsche Bank Investment Management, Inc.	68	119	0.2
30	Westw ood Management Corp. (Texas)	0	113	0.2
	Total Top 30	**$2,677**	**$13,830**	**19.0%**

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share prices as of 7/14/14.

38

citi

Shareholder Momentum

KMI Shareholder Momentum

Rank	Institution	Investment Style	Holdings as of 31-Mar-14 $MM	Holdings as of 31-Mar-14 Shares	Holdings as of 31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	AUM ($BN)
1	Capital Research & Management Co. (Global Investors)	Growth	$1,150.7	35,416,313	35,414,423	32,910,873	32,910,873	33,630,873	33,380,873	$421.4
2	Capital Research & Management Co. (World Investors)	Growth	780.1	24,011,972	57,536,545	56,003,745	54,482,745	53,802,745	54,124,445	555.0
3	Delaware Management Business Trust	Growth	392.1	12,068,254	20,174,326	19,936,403	19,211,874	19,469,282	18,233,369	61.4
4	Kayne Anderson Capital Advisors LP	Hedge Fund	303.5	9,342,819	9,935,647	10,146,326	9,289,424	7,792,324	7,821,171	23.0
5	Fayez Sarofim & Co.	Growth	287.5	8,848,378	9,526,249	9,709,689	9,686,558	7,669,813	8,195,490	23.0
6	Massachusetts Financial Services Co.	Growth	275.4	8,475,206	8,551,251	8,670,672	8,273,202	9,311,035	9,519,201	265.8
7	BlackRock Advisors LLC	Growth	266.3	8,197,559	8,097,468	8,931,116	8,047,605	7,539,809	3,800,354	200.0
8	D. E. Shaw & Co. LP	Hedge Fund	195.3	6,012,338	1,338,066	3,941,425	2,306,579	1,104,385	1,516,003	49.3
9	Principal Global Investors LLC	Growth	182.3	5,611,907	5,319,725	5,104,037	4,701,083	4,319,823	3,873,333	69.5
10	Norges Bank Investment Management	International	181.2	5,577,033	5,577,033	6,358,398	6,358,398	6,358,398	6,358,398	536.5
11	FPR Partners LLC	Hedge Fund	169.9	5,229,782	3,390,000	0	0	0	0	2.6
12	Mellon Capital Management Corp.	GARP	168.1	5,174,553	5,065,207	4,961,619	4,615,565	5,108,664	4,850,369	178.1
13	Renaissance Technologies LLC	Hedge Fund	162.0	4,986,266	1,003,866	798,666	147,466	551,866	1,584,066	42.5
14	Thornburg Investment Management, Inc.	Growth	157.6	4,850,619	3,413,719	2,165,927	747,136	801,647	640,627	61.2
15	Sterling Capital Management LLC	Growth	156.2	4,808,911	4,065,690	3,094,520	2,397,549	399,976	57,523	15.4
16	Advisory Research, Inc.	Value	155.7	4,793,125	4,558,593	4,686,982	5,243,352	3,589,991	3,987,541	10.4
17	JPMorgan Investment Management, Inc.	Growth	147.4	4,536,591	1,521,896	1,876,405	4,133,911	3,246,260	10,642,440	228.1
18	Global Thematic Partners LLC	Growth	146.9	4,521,836	4,361,124	2,186,590	0	0	0	7.8
19	Columbia Management Investment Advisers LLC	Growth	144.0	4,431,854	3,550,907	795,156	8,588,568	9,533,642	8,809,695	155.1
20	Franklin Advisers, Inc.	Growth	132.2	4,069,240	3,807,540	3,809,680	3,404,910	3,400,000	3,400,000	119.9
21	Brown Advisory LLC	Aggressive Grow	130.2	4,008,571	3,932,461	3,925,114	3,655,058	3,655,426	3,666,726	31.8
22	Salient Capital Advisors LLC	Hedge Fund	120.2	3,699,061	1,676,654	1,726,224	1,660,498	1,399,053	1,143,791	4.2
23	Sasco Capital, Inc.	Value	117.8	3,625,703	3,761,515	3,713,820	3,331,245	3,382,095	3,494,552	6.3
24	Santa Barbara Asset Management LLC	Growth	117.7	3,623,062	3,062,746	2,957,070	2,177,175	2,043,731	1,829,439	4.9
25	Deutsche Bank Investment Management, Inc.	Growth	112.2	3,453,560	3,066,508	2,598,649	1,827,903	1,472,648	1,426,173	83.3
26	The Bank of New York Mellon Corp. (Asset Management)	Growth	111.4	3,429,499	3,320,790	3,128,681	3,100,064	3,182,190	3,433,361	125.1
27	OppenheimerFunds, Inc.	Growth	110.2	3,390,340	4,570,650	2,033,500	2,042,401	1,607,880	1,367,000	153.0
28	Omega Advisors, Inc.	Hedge Fund	108.9	3,351,559	3,621,759	3,771,759	5,037,759	5,042,659	5,001,159	8.2
29	Two Sigma Investments LLC	Hedge Fund	107.4	3,305,157	118,250	261,312	0	0	200,109	19.4
30	BlackRock Advisors (UK) Ltd.	International	102.7	3,161,826	2,805,199	3,188,229	2,806,936	2,744,317	2,922,803	153.3
	Top 30 Total			206,012,894	226,145,807	213,392,587	210,185,837	202,160,532	205,280,011	$120.5

Qtr-on-Qtr Increase > 5% Change

Qtr-on-Qtr Decrease > 5% Change

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14.

39

Shareholder Momentum

KMP Shareholder Momentum

Rank	Institution	Investment Style	Holdings as of 31-Mar-14 $MM	Holdings as of 31-Mar-14 Shares	Holdings as of 31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	AUM ($BN)
1	ALPS Advisors, Inc.	Yield	$781.1	10,562,964	9,380,451	8,642,550	7,741,805	8,344,453	6,927,566	$11.5
2	Fayez Sarofim & Co.	Growth	341.2	4,614,185	4,617,733	4,655,567	4,655,698	4,660,869	4,657,439	23.0
3	ClearBridge Investments LLC	Growth	247.2	3,342,718	3,518,192	3,572,052	2,742,853	2,454,576	2,279,906	89.0
4	Kayne Anderson Capital Advisors LP	Hedge Fund	242.9	3,284,199	3,697,435	5,269,583	3,727,966	1,728,517	1,074,804	23.0
5	Epoch Investment Partners, Inc.	Value	167.7	2,267,094	2,216,612	2,134,642	1,475,272	1,522,502	1,160,301	31.3
6	Miller/How ard Investments, Inc.	Growth	162.1	2,192,304	2,154,267	2,080,818	1,945,546	1,895,831	1,667,938	6.0
7	Deutsche Bank Investment Management, Inc.	Growth	143.0	1,933,246	1,995,951	1,686,497	1,802,937	2,513,609	1,061,015	83.3
8	UBS Global Asset Management (Americas), Inc.	Growth	111.5	1,507,438	1,469,773	1,358,455	1,330,769	1,231,650	1,270,341	102.7
9	Renaissance Technologies LLC	Hedge Fund	94.0	1,271,311	1,299,448	1,180,079	1,151,779	1,606,751	974,433	42.5
10	Tortoise Capital Advisors LLC	Yield	85.0	1,148,985	3,295,796	3,714,589	4,042,719	3,499,865	5,376,863	17.2
11	Bank of America, NA (Private Banking)	GARP	84.2	1,138,404	1,187,198	1,153,589	1,107,222	1,373,819	1,125,472	96.4
12	Tesuji Partners LLC	Growth	76.4	1,033,019	1,033,019	1,033,019	1,033,019	1,033,019	1,033,019	1.2
13	Nomura Asset Management Co., Ltd.	International	68.0	919,086	971,660	964,930	0	0	0	73.5
14	AT Investment Advisers, Inc.	Growth	67.2	908,109	262,827	322,561	391,008	145,853	155,653	12.3
15	Wells Fargo Advisors LLC	Growth	62.3	842,704	876,637	846,352	816,891	784,423	758,462	96.0
16	PNC Bank NA (Investment Management)	GARP	59.6	806,186	830,167	721,020	504,180	468,891	464,075	70.6
17	Edge Asset Management, Inc.	Value	58.7	793,145	786,916	784,755	715,561	702,987	681,972	10.1
18	Creative Planning, Inc.	Growth	54.2	732,346	560,449	472,440	427,901	351,953	238,421	6.9
19	Dividend Assets Capital LLC	Growth	52.8	714,388	690,492	540,560	381,207	123,342	119,412	3.7
20	Energy Income Partners LLC	Hedge Fund	52.0	702,510	652,371	652,091	398,591	225,771	225,771	5.1
21	Harvest Fund Advisors LLC	Hedge Fund	51.7	698,820	2,519	99,712	195,480	211,043	0	5.3
22	The California Public Employees Retirement System	Growth	49.8	673,675	653,775	641,467	634,679	645,262	649,359	81.9
23	The Bank of New York Mellon Corp. (Asset Management)	Growth	42.3	572,318	569,093	533,729	669,110	748,623	745,872	125.1
24	Advisory Research, Inc.	Value	40.6	549,401	550,766	564,341	558,841	1,383,104	1,517,725	10.4
25	Salient Capital Advisors LLC	Hedge Fund	40.2	542,999	44,408	90,084	582,631	151,156	26,324	4.2
26	Duff & Phelps Investment Management Co.	Yield	38.9	525,803	525,803	525,803	525,803	585,303	806,936	7.1
27	Morgan Stanley Investment Management, Inc.	Growth	38.4	519,185	283,865	313,259	571,187	1,104,490	507,859	72.6
28	Oxbow Advisors LLC	Growth	34.7	469,439	469,766	472,271	468,335	469,259	474,889	0.7
29	City National Rochdale LLC	Growth	34.0	459,226	403,835	379,359	352,125	397,395	319,172	7.6
30	Pennsylvania Public School Employees Retirement System	Growth	33.3	449,804	115,000	160,753	430,717	186,576	0	7.1
	Top 30 Total			46,175,011	45,116,224	45,566,927	41,381,832	40,550,892	36,300,999	$37.6

Qtr-on-Qtr Increase > 5% Change

Qtr-on-Qtr Decrease > 5% Change

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14.

40

citi

Shareholder Momentum

KMR Shareholder Momentum

Rank	Institution	Investment Style	Holdings as of 31-Mar-14 $MM	Holdings as of 31-Mar-14 Shares	Holdings as of 31-Dec-13	Holdings as of 30-Sep-13	Holdings as of 30-Jun-13	Holdings as of 31-Mar-13	Holdings as of 31-Dec-12	AUM ($BN)
1	Kayne Anderson Capital Advisors LP	Hedge Fund	$804.9	11,440,718	11,259,718	9,429,931	9,929,686	9,648,454	10,001,132	$23.0
2	ClearBridge Investments LLC	Growth	334.6	4,756,022	4,902,320	5,731,350	5,575,959	5,177,049	4,527,602	89.0
3	Cortland Advisers LLC	Value	285.6	4,059,206	4,059,207	4,059,206	4,059,206	4,059,210	4,059,202	4.9
4	Energy Income Partners LLC	Hedge Fund	248.6	3,533,169	3,410,377	3,401,412	3,300,620	2,958,767	2,414,179	5.1
5	Center Coast Capital Advisors LP	Hedge Fund	239.8	3,408,693	3,061,791	2,744,283	2,251,508	1,784,482	1,375,664	3.8
6	Harvest Fund Advisors LLC	Hedge Fund	237.2	3,371,313	2,948,920	3,076,454	2,687,618	2,324,210	1,867,549	5.3
7	Brave Warrior Advisors LLC	Value	233.6	3,321,087	1,889,673	0	0	0	0	2.5
8	Tortoise Capital Advisors LLC	Yield	227.6	3,234,861	3,668,281	3,668,280	3,668,301	3,800,811	3,893,019	17.2
9	Managed Account Advisors LLC	Growth	227.3	3,231,606	2,560,750	2,456,235	2,280,454	2,126,203	2,001,310	79.8
10	Salient Capital Advisors LLC	Hedge Fund	148.8	2,115,509	1,775,692	1,874,030	1,322,429	1,071,937	1,054,611	4.2
11	Advisory Research, Inc.	Value	126.9	1,803,564	1,693,880	1,683,670	1,588,557	1,974,518	1,429,677	10.4
12	The London Co. of Virginia LLC	Growth	105.4	1,498,421	1,104,899	903,435	773,761	563,828	614,402	9.1
13	Eagle Global Advisors LLC	Yield	92.5	1,315,030	1,188,616	975,892	836,905	705,818	639,754	3.7
14	Tesuji Partners LLC	Growth	72.5	1,030,866	1,030,863	1,030,864	766,026	766,027	766,026	1.2
15	First Trust Advisors LP	Growth	68.7	977,152	1,430,374	1,415,689	1,360,111	1,249,987	839,021	26.6
16	Cushing MLP Asset Management LP	Hedge Fund	68.2	969,802	699,088	596,061	520,085	483,152	994,005	3.9
17	Nicholas Co., Inc.	GARP	64.3	913,369	901,237	901,237	884,351	883,008	883,021	4.3
18	AT Investment Advisers, Inc.	Growth	55.2	785,297	109,956	109,957	280,438	54,517	73,030	12.3
19	Schweizerische Nationalbank (Bank Investment Division)	International	53.6	762,325	742,460	782,690	768,552	0	0	26.6
20	Pennsylvania Public School Employees Retirement System	Growth	52.7	748,445	686,012	890,200	1,042,479	963,207	1,038,252	7.1
21	The Roosevelt Investment Group, Inc.	Growth	50.0	710,806	475,970	508,595	532,826	550,535	574,333	2.1
22	APG Asset Management NV	International	48.7	692,733	686,032	579,358	550,054	410,116	319,112	141.3
23	Cohen & Steers Capital Management, Inc.	Specialty	45.0	640,207	641,835	598,362	598,363	111,850	4,365	39.7
24	Mid-Continent Capital LLC	Growth	40.4	573,765	548,469	522,372	518,024	508,795	483,128	1.5
25	Sand Hill Global Advisors LLC	Growth	38.2	542,454	542,456	542,457	0	0	0	0.6
26	The Travelers Cos., Inc. (Investment Management)	Growth	35.8	509,088	509,092	509,089	509,087	496,232	496,229	0.5
27	ParenteBeard Wealth Management LLC	Growth	34.6	491,607	502,751	494,024	489,388	492,811	516,890	0.2
28	Blackhill Capital, Inc.	Value	30.8	437,937	446,866	457,593	447,086	445,395	440,762	0.7
29	Deutsche Bank Investment Management, Inc.	Growth	28.7	408,327	526,713	445,693	289,651	185,825	861,441	83.3
30	Wells Fargo Advisors LLC	Growth	28.1	399,974	308,276	486,032	513,332	493,936	502,249	96.0
	Top 30 Total			58,683,353	54,312,574	50,874,451	48,344,857	44,290,680	42,669,965	$23.5

Qtr-on-Qtr Increase > 5% Change

Qtr-on-Qtr Decrease > 5% Change

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14.

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citi

Shareholder Momentum

EPB Shareholder Momentum

Rank	Institution	Investment Style	Holdings as of 31-Mar-14 $MM	Holdings as of 31-Mar-14 Shares	Holdings as of 31-Dec-13	30-Sep-13	30-Jun-13	31-Mar-13	31-Dec-12	AUM ($BN)
1	OppenheimerFunds, Inc.	Growth	$282.9	9,309,451	6,515,106	6,293,686	5,390,451	4,588,526	3,566,750	$153.0
2	Deutsche Asset & Wealth Management Investment GmbH	International	258.5	8,506,969	5,983,269	0	3,133,658	3,117,958	2,473,658	84.4
3	Center Coast Capital Advisors LP	Hedge Fund	258.2	8,496,052	5,737,921	4,624,568	4,037,393	3,288,637	2,519,606	3.8
4	OFI Steelpath, Inc.	Yield	232.5	7,652,177	5,410,399	5,291,569	4,229,944	3,001,333	2,621,915	11.4
5	Kayne Anderson Capital Advisors LP	Hedge Fund	232.5	7,651,648	6,549,148	5,976,363	5,826,363	7,109,364	8,277,433	23.0
6	ALPS Advisors, Inc.	Yield	200.5	6,597,941	6,871,320	6,566,091	6,364,916	5,907,530	5,360,007	11.5
7	ClearBridge Investments LLC	Growth	174.4	5,738,938	5,786,554	5,715,334	4,843,343	3,012,824	2,941,824	89.0
8	Eagle Global Advisors LLC	Yield	110.8	3,645,074	3,173,199	3,365,771	3,243,745	3,056,368	2,804,471	3.7
9	Energy Income Partners LLC	Hedge Fund	104.0	3,422,779	3,071,234	2,832,698	2,768,619	2,358,194	2,096,035	5.1
10	Tortoise Capital Advisors LLC	Yield	74.7	2,459,089	5,914,686	10,485,875	11,343,206	11,755,676	11,622,373	17.2
11	American Century Investment Management, Inc.	Value	70.0	2,303,133	1,967,063	1,100,453	1,003,943	2,371,943	2,558,543	99.0
12	UBS Global Asset Management (Americas), Inc.	Growth	65.3	2,150,159	2,053,467	2,154,163	2,289,007	2,153,946	2,062,994	102.7
13	AT Investment Advisers, Inc.	Growth	60.2	1,979,374	358,209	359,909	260,909	50,909	50,909	12.3
14	Harvest Fund Advisors LLC	Hedge Fund	58.3	1,918,941	2,851,399	2,623,592	2,137,419	1,670,823	1,291,174	5.3
15	Deutsche Bank Investment Management, Inc.	Growth	57.5	1,891,326	534,725	3,897,144	295,850	61,150	89,950	83.3
16	Renaissance Technologies LLC	Hedge Fund	45.0	1,482,351	432,600	283,200	235,000	0	27,800	42.5
17	Morgan Stanley Investment Management, Inc.	Growth	32.3	1,061,892	1,767,814	671,814	581,981	776,670	963,911	72.6
18	ING Investment Management Advisors BV	International	31.5	1,037,580	25,000	374,000	30,000	0	0	40.7
19	First Trust Advisors LP	Growth	31.4	1,033,656	1,088,465	1,019,459	985,798	895,650	724,072	26.6
20	Cohen & Steers Capital Management, Inc.	Specialty	22.6	743,491	743,515	410,290	410,290	97,925	1,645	39.7
21	Nomura Asset Management Co., Ltd.	International	20.5	675,161	722,530	718,110	0	0	0	73.5
22	City National Rochdale LLC	Growth	19.2	632,815	505,798	557,505	483,457	481,362	218,904	7.6
23	Pennsylvania Public School Employees Retirement System	Growth	18.8	618,535	780,666	796,509	1,080,396	1,029,793	863,655	7.1
24	Duff & Phelps Investment Management Co.	Yield	17.0	559,000	559,000	559,000	559,000	559,000	559,000	7.1
25	HighTower Advisors LLC	Growth	15.8	521,508	544,954	544,598	537,404	523,312	524,509	5.4
26	Salient Capital Advisors LLC	Hedge Fund	15.5	510,148	643,498	575,659	1,304,208	1,195,844	1,372,774	4.2
27	Goldman Sachs & Co. (Private Banking)	Growth	14.9	489,245	353,801	320,577	302,688	230,301	320,628	119.5
28	Miller/Howard Investments, Inc.	Growth	14.4	474,428	1,476,022	1,419,963	1,294,405	1,188,027	1,004,078	6.0
29	Oxbow Advisors LLC	Growth	12.5	412,361	0	0	0	0	0	0.7
30	Advisory Research, Inc.	Value	11.4	373,795	296,715	296,715	296,000	2,081,682	2,030,045	10.4
	Top 30 Total			84,349,017	72,718,077	69,834,615	65,269,393	62,564,747	58,948,663	$38.9

Qtr-on-Qtr Increase > 5% Change

Qtr-on-Qtr Decrease > 5% Change

Source: Factset. Excludes broker / dealers, index investors, and insiders. Share price as of 3/31/14.

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